UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237 )

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006— February 28, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam International Capital Opportunities Fund

2|28|07

Semiannual Report

PUTNAM INVESTMENTS

BLEND FUNDS
invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International Capital
Opportunities Fund

2| 28| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	32
Financial statements	34
Brokerage commissions	66

Cover photograph: © Marco Cristofori

Message from the Trustees

Dear Fellow Shareholder

From our present vantage point, it has become apparent that certain sectors of the U.S. economy have slowed somewhat, although the global economy continues to demonstrate healthy growth. In recent weeks, financial markets have reflected increased uncertainty about the effects of the housing market decline and tighter credit standards by mortgage lenders on the U.S. economy. However, we believe that the U.S. economy is flexible enough to adapt to these challenges, just as it has adapted to other challenges that have arisen in the course of the recent economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is a founding partner of and advisor to the Boston Options Exchange; a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended February 28, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Capital Opportunities Fund:
targeting smaller international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Smaller companies can seize new opportunities quickly or occupy profitable business niches. International markets may be particularly fertile ground because, compared to the United States, relatively fewer research analysts cover small and midsize companies overseas.

Putnam International Capital Opportunities Fund has invested in these companies since 1996. Though stocks of small and midsize international companies carry the risk of greater price fluctuations, they may also offer potentially strong gains.

While investing in companies located in different economic and political systems involves risk, it may also give your money a chance to grow, even during a downturn in the U.S. economy. That’s because international economies generally follow a different business cycle than the United States. In foreign markets, interest rates are managed by institutions like the European Central Bank or the Bank of Japan. Also, while foreign currencies such as the euro, the yen, and the pound fluctuate in value, your investment may benefit if these currencies strengthen against the U.S. dollar.

With thousands of smaller-company securities around the world to choose from, the management team relies on the proprietary research of Putnam analysts to select fund holdings. For access to information about international companies, Putnam has analysts in London and Tokyo, as well as in Boston.

Reflecting Putnam’s blend strategy, the portfolio can hold both value and growth stocks without a bias toward either style, which may help keep the fund diversified given the risks of changing market conditions. In addition to the markets of Europe, Japan, and Canada, the fund can invest in emerging markets, which may offer faster rates of economic growth despite greater risk of both volatility and illiquid securities. In all its decisions, the management team is guided by Putnam’s risk controls, which call for regular review of fund holdings and the discipline to sell stocks when they reach what the team considers their true worth.

For more than 10 years, the fund has helped investors benefit from investing in small and midsize international companies.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks stocks that are believed to be mispriced by the market. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Quality They look for high-quality companies, seeking characteristics such as solid management teams and sound business models that create strong cash flows.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Cash flow They examine each company’s financials, particularly the amount of cash a company generates relative to the earnings that it reports, and target those believed to offer attractive and sustainable cash flow.

Putnam International Capital Opportunities Fund’s holdings
have spanned many sectors and international markets.

Putnam International Capital Opportunities Fund seeks long-term capital appreciation by investing primarily in the stocks of small and midsize companies in a variety of countries outside the United States. The fund’s management team looks for stocks that it considers mispriced by the market, and can invest in stocks with growth or value characteristics without a bias toward either style. The fund may be appropriate for investors seeking long-term growth of capital who can accept the additional risks of investing in international small and midsize stocks.

Highlights

• Putnam International Capital Opportunities Fund’s class A shares returned 18.56% without sales charges for the six months ended February 28, 2007.

• The fund’s benchmark, the S&P/Citigroup World Ex-U.S. Extended Market Index, returned 16.67% .

• The fund’s Lipper peer group, International Small/Mid-Cap Core Funds, had an average return of 16.28% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 2/28/07

Since the fund’s inception (12/28/95), average annual return is 16.56% at NAV and 16.00% at POP.

		Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	16.18%	15.55%	348.21%	324.50%

5 years	20.12	18.84	150.13	137.05

3 years	25.47	23.24	97.54	87.16

1 year	26.91	20.24	26.91	20.24

6 months	—	—	18.56	12.34

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

We are pleased to report that Putnam International Capital Opportunities Fund delivered a robust return for the first half of its fiscal year, which ended February 28, 2007. Based on results at net asset value (NAV, or without sales charges) your fund finished ahead of both its benchmark, the S&P/Citigroup World Ex-U.S. Extended Market Index, and the average of its Lipper peer group, International Small/Mid-Cap Core Funds. We attribute this outperformance to our stock selections across numerous sectors and markets, but in particular, to the portfolio’s focus on the metals and mining industry. Strong prices and continuing strong demand for a variety of metals made this the strongest-performing industry in the fund’s benchmark. Not only did the fund have a significant overweight position in metals and mining — relative to the benchmark — but our stock selections in this area proved quite rewarding. The U.S. dollar had mixed results during the period, weakening against the euro and the British pound but strengthening relative to the yen and the Canadian dollar. Consequently, the fund’s foreign currency positioning had an overall neutral effect on results.

Market overview

The current global expansion remains one of the most solid and pervasive of recent history. It continued throughout the semiannual period, with international markets maintaining their recent strength and stocks benefiting from the pace of global economic activity. During the period, the International Monetary Fund (IMF) raised its estimates of current economic growth, and both Europe and Japan, two of the slowest-growing regions, showed signs of acceleration. Monetary policy has been tightened in several countries to prevent a rise in inflation, but at this point it does not appear to have slowed economic activity, as it did in the United States.

Merger-and-acquisition (M&A) activity and private equity funds also played a key role in international markets by financing management-led buyouts or through direct acquisitions.

This trend drove stocks higher as investors sought to anticipate which companies might be the next targets and bid up their prices. These conditions, combined with strong profits from international companies, contributed to a broad advance for international stocks, and in particular for the small- and mid-cap stocks your fund targets.

However, in the final week of February, market volatility suddenly spiked, reflecting concerns that weakness in the U.S. housing market could undermine consumer spending. Given the magnitude of imports coming into the United States, a decline in consumer spending here could have international ramifications. As of the end of the period, though, changes in spending patterns within the United States did not appear likely to derail the global expansion.

Strategy overview

Your fund’s strategy is designed to identify mid- and small-capitalization stocks of international companies that we judge are worth more than their current prices indicate. It is founded on the philosophy that although stock prices can fluctuate over time, each company has an inherent business value that remains fairly constant. Our goal is to own stocks when we believe they are priced below this inherent worth and poised to appreciate. We determine a stock’s value by discounting its future cash flows. We compare, rank, and select stocks for the portfolio with analysis that integrates

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 2/28/07.

Equities

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI)
(international stocks of small companies)	16.67%

MSCI EAFE Index (international stocks)	12.17%

S&P 500 Index (broad stock market)	8.93%

Bonds

Lehman Aggregate Bond Index (broad bond market)	3.66%

Lehman Government Bond Index (U.S. Treasury and agency securities)	3.18%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	8.34%

fundamental and quantitative methods, which allows us to select the stocks with the characteristics we desire. This process determines both our stock selections and the portfolio’s country and sector weightings. Another element of our process is a disciplined trading approach. Generally speaking, we consider our trading decisions over many days before actually making trades, to avoid hasty judgments.

During the fiscal period, the fund’s country weightings remained similar to those discussed in the most recent annual report. Compared to the benchmark, the portfolio had a significant overweight position in Japan and smaller overweights in Canada and South Korea. We found a wider variety of undervalued stocks in these markets than in Europe, where the fund had underweight positions in the United Kingdom and Germany, in particular. With regard to sectors, we maintained an overweight position in basic materials, which reflected our focus on individual metal and mining stocks.

Your fund’s holdings

In The Graduate, protagonist Benjamin Braddock received one word of advice from a mentor regarding where to invest his career energies: “Plastics.” Today, that word of advice might be “metals,” as the construction of cities, industry, and transportation infrastructure in Asia is creating long-term demand for metal products. Among the stocks that

Comparison of top country weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

benefited from this trend and contributed handsomely to your fund’s results during the period were Pacific Metals and Yamato Kogyo of Japan, as well as Rautaruukki of Finland. Pacific Metals is Japan’s largest producer of ferronickel, a metal used in making stainless steel. Yamato Kogyo manufactures a variety of cast steel products, including materials for railway tracks and shipbuilding components. Rautaruukki is a major supplier of stainless steel, aluminum, and other components used in construction projects, including retail, industrial, and office buildings, as well as bridges and retaining walls for highways.

Another stock that contributed to the fund’s results was Orient Overseas, based in Hong Kong. This company operates a fleet of cargo ships and owns and leases port facilities. It has increased its capacity for trade between Asia and Europe, while gaining market share and raising rates charged to customers. It performed particularly well during the period, benefiting from rising international cargo trade as well as the completion of negotiations to sell four of its ports for approximately $2.4 billion, a much higher price than investors had previously anticipated.

Fortunately, strong performance was not limited to stocks thriving on trade and development in Asia. Your fund’s broad diversification also enabled it to benefit from opportunities in other regions and industries. An example is

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 2/28/07. The fund’s holdings will change over time.

Holding (percent of fund's net assets)	Country	Industry

Yamato Kogyo Co., Ltd. (1.2%)	Japan	Metals

Northern Rock PLC (1.2%)	United Kingdom	Banking

U-Ming Marine Transport Corp. (1.2%)	Taiwan	Shipping

Pacific Metals Co., Ltd. (1.1%)	Japan	Metals

Methanex Corp. (1.1%)	Canada	Chemicals

Brother Industries, Ltd. (1.1%)	Japan	Electronics

Tokai Tokyo Securities Co., Ltd. (1.0%)	Japan	Investment banking/
brokerage

Berkeley Group Holdings PLC (1.0%)	United Kingdom	Homebuilding

Orient Overseas International, Ltd. (1.0%)	Hong Kong	Shipping

Shire PLC (1.0%)	United Kingdom	Pharmaceuticals

JM AB, a Swedish company that develops and markets housing in Scandinavia, which also outperformed the index. JM focuses its operations on building new homes in growing cities and towns, especially in areas surrounding universities.

Some of the fund’s holdings did not perform up to our expectations during the period. Sankyo of Japan is an example. This company makes Pachinko and Pachislo game machines, which are similar to pinball machines, and very popular in arcades around Japan. We believe the company has a competitive advantage in the industry and a strong balance sheet. Recently, though, Sankyo’s sales volume has been disappointing, as it had to delay shipments of new games to its customers. This sparked investor concerns that Sankyo was losing ground to competitors, which drove down the stock price. We have a different view. As Sankyo ships new games, we believe it will be able to reassert its leadership, improve earnings, and regain value.

In the United Kingdom, Northern Rock had flat results, lagging the index by a wide margin. This company’s primary business is providing residential mortgages. The U.K. housing market has been weak lately, and the Bank of England raised interest rates twice more during the period, on top of several previous rate increases. Although the company beat earnings expectations during the period, the market fears that new companies entering the U.K. mortgage market will increase price competition in the industry and consequently squeeze Northern Rock’s profit margins. We have kept the stock in the fund’s portfolio because we believe that once these temporary factors are behind it, Northern Rock can maintain a profit margin that the market is likely to reward.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

While we do not make market forecasts, we can at least note that the key trends that have been propelling international stock markets do not appear likely to change substantially over the near term. In 2006, the world economy grew at a faster rate than the United States economy, and given the recent U.S. slowdown, we continue to believe that international markets can offer more attractive growth rates. While the end of your fund’s semiannual period coincided with an increase in global market volatility, we do not see this as a threat to the underlying strength of business activity in international markets. In short, we still consider it a favorable time to invest in international small- and mid-cap stocks.

We can also report that the portfolio continues to hold stocks that we believe have attractive capital appreciation potential because their current valuations do not fully reflect the future cash flows they can generate. In terms of positioning relative to the benchmark, the fund has overweight positions in Japan and Canada and is underweighted in the United Kingdom, Germany, Spain, and Australia. In terms of sectors, we expect the fund’s overweight position in basic materials to remain in place over the near term. Although this sector has performed well for a long period, we believe that many basic materials stocks remain undervalued.

As always, we continue our efforts to identify small- and mid-cap stocks priced below their worth in all international markets and sectors, and to position the fund to benefit from their growth potential.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.

Your fund’s performance

This section shows your fund’s performance for periods ended February 28, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 2/28/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	16.56%	16.00%	15.69%	15.69%	15.70%	15.70%	15.98%	15.63%	16.30%	16.75%

10 years	348.21	324.50	315.07	315.07	315.88	315.88	326.29	312.39	338.32	356.16
Annual average	16.18	15.55	15.30	15.30	15.32	15.32	15.60	15.22	15.93	16.39

5 years	150.13	137.05	140.87	138.87	140.76	140.76	144.00	136.04	147.55	153.18
Annual average	20.12	18.84	19.22	19.02	19.21	19.21	19.53	18.74	19.88	20.42

3 years	97.54	87.16	93.14	90.14	93.13	93.13	94.57	88.24	96.33	99.02
Annual average	25.47	23.24	24.53	23.89	24.53	24.53	24.84	23.47	25.22	25.79

1 year	26.91	20.24	25.96	20.96	25.92	24.92	26.28	22.20	26.61	27.23

6 months	18.56	12.34	18.12	13.12	18.11	17.11	18.29	14.47	18.42	18.73

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 2/28/07

	S&P/Citigroup World	Lipper International
	Ex-U.S. Extended	Small/Mid-Cap Core
	Market Index (EMI)	Funds category average*

Annual average
(life of fund)	10.43%	13.62%

10 years	183.93	266.62
Annual average	11.00	13.62

5 years	199.13	170.90
Annual average	24.50	21.92

3 years	95.76	80.51
Annual average	25.10	21.64

1 year	23.68	21.38

6 months	16.67	16.28

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/07, there were 55, 49, 46, 32, and 14 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/28/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.744		$0.466	$0.498	$0.574		$0.728	$0.823

Capital gains	—		—	—	—		—	—

Total	$0.744		$0.466	$0.498	$0.574		$0.728	$0.823

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

8/31/06	$33.00	$34.83	$32.15	$32.57	$32.57	$33.66	$32.78	$33.10

2/28/07	38.35	40.47	37.49	37.95	37.93	39.20	38.06	38.44

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	16.71%	16.16%	15.84%	15.84%	15.85%	15.85%	16.13%	15.79%	16.45%	16.90%

10 years	363.86	339.60	329.71	329.71	330.56	330.56	340.97	326.52	353.46	372.18
Annual average	16.58	15.96	15.70	15.70	15.72	15.72	16.00	15.61	16.32	16.79

5 years	133.32	121.05	124.59	122.58	124.61	124.61	127.50	120.16	130.90	136.13
Annual average	18.47	17.19	17.57	17.35	17.57	17.57	17.87	17.10	18.22	18.75

3 years	97.35	87.02	92.99	89.99	92.99	92.99	94.43	88.10	96.08	98.88
Annual average	25.43	23.21	24.50	23.85	24.50	24.50	24.81	23.44	25.16	25.76

1 year	25.19	18.62	24.24	19.24	24.22	23.22	24.53	20.48	24.87	25.49

6 months	21.04	14.70	20.60	15.60	20.62	19.62	20.78	16.85	20.93	21.24

Fund’s annual operating expenses

For the fiscal year ended 8/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.57%	2.32%	2.32%	2.07%	1.82%	1.32%

Expense information in this table may differ from that shown in the next section and in the financial highlights of this report.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Capital Opportunities Fund from September 1, 2006, to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 8.35	$ 12.38	$ 12.38	$ 11.04	$ 9.69	$ 7.00

Ending value (after expenses)	$1,185.60	$1,181.20	$1,181.10	$1,182.90	$1,184.20	$1,187.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2007, use the calculation method below. To find the value of your investment on September 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.70	$ 11.43	$ 11.43	$ 10.19	$ 8.95	$ 6.46

Ending value (after expenses)	$1,017.16	$1,013.44	$1,013.44	$1,014.68	$1,015.92	$1,018.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund's annualized
expense ratio	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Average annualized expense
ratio for Lipper peer group*	1.63%	2.38%	2.38%	2.13%	1.88%	1.38%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam International Capital
Opportunities Fund	45%	64%	68%	93%	91%

Lipper International Small/Mid-Cap
Core Funds category average	63%	60%	58%	60%	59%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam International Small- and Mid-Cap Core Team. Joseph Joseph is the Portfolio Leader. Randy Farina, John Ferry, Karan Sodhi, and Franz Valencia are Portfolio Members of the fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam International Small- and Mid-Cap Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007 and February 28, 2006.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 2/28/06.

Trustee and Putnam employee fund ownership

As of February 28, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 873,000	$101,000,000

Putnam employees	$21,555,000	$459,000,000

Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $2,600,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Members

Joseph Joseph is also a Portfolio Leader of Putnam Capital Opportunities Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

John Ferry is also a Portfolio Member of Putnam Capital Opportunities Fund.

Franz Valencia is also a Portfolio Member of Putnam Capital Opportunities Fund.

Joseph Joseph, Randy Farina, John Ferry, Karan Sodhi, and Franz Valencia may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended February 28, 2007, Portfolio Member Franz Valencia joined, and Portfolio Member Christopher Crawford left, your fund’s management team.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia.

S&P/Citigroup World Ex-U.S. Extended Market Index (EMI) is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 38th percentile in management fees and in the 21st percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

30th	36th	87th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 53, 50, and 28 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2006. In this regard, the Trustees considered that Putnam Management had made changes to the fund’s investment team that it believed would strengthen the investment process by focusing on a blend of quantitative techniques and fundamental analysis.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Small/Mid-Cap Core Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 12%, 76%, and 20%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 6 out of 49, 25 out of 32, and 3 out of 14 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Approval of the sub-management contract between Putnam
Management and Putnam Investments Limited

In September 2006, the Trustees approved a sub-management contract between Putnam Management and Putnam Investments Limited, an affiliate of Putnam Management. The Contract Committee reviewed information provided by Putnam Management and PIL and, upon completion of this review, recommended, and the Independent Trustees approved, your fund’s sub-management contract, effective December 30, 2006.

The Trustees considered numerous factors they believe relevant in approving your fund’s sub-management contract, including Putnam Management’s belief that the interest of shareholders would be best served by utilizing investment professionals in Putnam’s London office to manage a portion of your fund’s assets and PIL’s expertise in managing assets invested in European markets. The Trustees also considered that United Kingdom securities laws require a sub-advisory relationship between Putnam Management and PIL in order for Putnam’s investment professionals in London to be involved in the management of your fund. The Trustees noted that Putnam Management, and not your fund, would pay the sub-management fee to PIL for its services and that the sub-management relationship with PIL will not reduce the nature, quality or overall level of service provided to your fund.

Approval of new management and sub-management contracts in
connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund (and, in the case of your fund, a new sub-management contract) proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund (and, in the case of your fund, the new sub-management contract) and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. They noted, in the case of your fund, that the terms of the proposed new sub-management contract were identical to the current sub-management contract, except for the effective date. In considering the approval of the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts (and, in the case of your fund, the new sub-management contract), the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management (and, in the case of your fund, sub-management) contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts (and, in the case of your fund, the new sub-management contract) and determined to recommend their approval to the shareholders of the Putnam funds.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 2/28/07 (Unaudited)

COMMON STOCKS (98.9%)*

	Shares	Value

Australia (2.3%)
Adelaide Brighton, Ltd.	1,719,989	$4,470,389
ARC Energy, Ltd. †	712,248	701,208
Caltex Australia, Ltd.	183,212	3,222,169
Flight Centre, Ltd.	64,974	864,321
Gloucester Coal, Ltd.	673,209	1,977,718
Incitec Pivot, Ltd.	214,956	7,432,241
Just Group, Ltd.	429,890	1,259,523
Kingsgate Consolidated, Ltd.	123,019	356,554
MacArthur Coal, Ltd.	125,000	479,452
Perilya, Ltd.	1,113,610	3,876,690
Sunland Group, Ltd.	320,000	970,323
Tap Oil, Ltd. †	450,945	546,953
Tower Australia Group, Ltd. †	802,601	1,788,924
Zinifex, Ltd.	1,067,849	14,062,153
		42,008,618

Austria (0.5%)
Andritz AG	41,551	8,744,870

Belgium (0.7%)
Cumerio	82,407	2,137,935
Gimv NV	43,887	2,765,871
Mobistar SA	1,344	113,319
Omega Pharma SA	102,873	7,916,116
Option NV † (S)	8,210	149,944
		13,083,185

Bermuda (1.3%)
Aspen Insurance Holdings, Ltd.	261,514	6,930,121
Axis Capital Holdings, Ltd.	308,162	10,418,957
Hiscox, Ltd.	1,227,310	6,236,941
		23,586,019

Brazil (—%)
Gerdau SA (Preference)	22,413	382,963

Canada (10.1%)
Addax Petroleum Corp.	280,900	8,130,368
Agrium, Inc.	287,993	11,054,302
Algoma Steel, Inc. †	149,800	6,449,277
AUR Resources, Inc.	989,854	17,731,887
Axcan Pharma, Inc. †	31,500	499,906
Baytex Energy Trust	98,000	1,732,074
Biovail Corp.	607,600	12,588,412
Boardwalk Real Estate Investment Trust (R)	5,980	255,153
Canaccord Capital, Inc.	443,382	7,711,321
Canadian Western Bank	173,100	3,578,929

COMMON STOCKS (98.9%)* continued

	Shares	Value

Canada continued
Centerra Gold, Inc. †	246,800	$2,521,813
CGI Group, Inc. †	536,000	4,528,157
Cognos, Inc. †	1,924	72,864
Corus Entertainment, Inc. Class B	18,129	721,130
Focus Energy Trust	29,700	443,913
Gerdau Ameristeel Corp.	578,300	6,329,406
Home Capital Group, Inc.	8,400	261,804
Inmet Mining Corp.	277,246	13,979,647
InnVest Real Estate Investment Trust (R)	32,700	405,989
Iteration Energy, Ltd. †	284,500	1,121,458
Laurentian Bank of Canada	7,400	197,544
Lundin Mining Corp. †	221,454	2,412,419
Methanex Corp.	810,436	20,442,806
Norbord, Inc.	1,003,316	7,592,430
Northbridge Financial Corp.	257,300	6,710,261
Northern Orion Resources, Inc. †	808,600	3,394,806
Northgate Minerals Corp. †	2,198,400	7,857,471
Sino-Forest Corp. †	1,067,400	8,725,390
SNC-Lavalin Group, Inc.	279,334	8,584,236
Teck Cominco, Ltd. Class B	158,460	11,175,529
Transat A.T., Inc. Class A	41,640	1,191,342
Transat A.T., Inc. Class B	274,900	7,759,255
Zargon Energy Trust	96,000	2,099,769
		188,261,068

Denmark (0.6%)
Amagerbanken A/S	9,100	613,521
Biomar A/S	46,920	2,165,865
D/S Norden	2,674	2,513,864
Ringkjoebing Landbobank A/S	4,670	975,936
SimCorp A/S	18,030	3,807,232
Solar Holdings A/S Class B	8,800	1,146,650
Sydbank A/S	10,140	529,985
		11,753,053

Finland (1.1%)
Jaakko Poyry Group OYJ	100,874	1,745,002
Olvi Oyj Class A	1,316	39,850
Ramirent OYJ	59,376	4,342,967
Rautaruukki OYJ	312,653	14,215,277
		20,343,096

France (4.3%)
Air France-KLM	361,697	15,662,767
Bail Investissement Fonciere	2,916	264,633
BioMerieux	4,079	338,539
Bonduelle SCA	12,114	1,497,987
Business Objects SA †	2,652	96,068
Camaieu	4,651	1,581,066

COMMON STOCKS (98.9%)* continued

	Shares	Value

France continued
Cap Gemini SA	77,498	$5,401,350
Ciments Francais Class A	2,788	588,653
CNP Assurances	105,188	11,760,429
Compagnie Plastic-Omnium SA	20,773	1,004,047
Etam Developpement SA	28,094	2,090,772
Kaufman & Broad SA	25,619	1,842,242
Nexity	7,844	626,339
Publicis Group SA	20,268	906,254
Societe BIC SA	14,965	1,020,723
Thales SA	257,062	13,197,582
Valeo SA	62,060	3,044,029
Vallourec SA	74,837	18,456,090
		79,379,570

Germany (1.5%)
Altana AG	63,579	3,853,906
Bechtle AG	14,257	404,892
Continental AG	98,318	12,246,427
Deutsche Beteiligungs AG	9,899	301,879
Deutsche Boerse AG	3,616	725,869
Deutsche Lufthansa AG	230,694	6,244,091
ElringKlinger AG	11,075	780,137
Fuchs Petrolub AG (Preference)	4,913	363,984
Hypo Real Estate Holding	5,144	325,228
Mobilcom AG † (S)	19,591	556,620
Norddeutsche Affinerie AG	12,216	371,730
Puma AG Rudolf Dassier Sport	1,379	489,672
Villeroy & Boch AG (Preference)	16,748	299,741
		26,964,176

Greece (0.8%)
Attica Holdings SA	229,380	1,329,748
Babis Vovos International Construction SA	174,894	6,935,482
Heracles General Cement Co.	6,880	150,323
Metka SA	209,140	2,937,954
Mytilineos Holdings SA	85,397	3,819,592
		15,173,099

Guernsey (0.6%)
Amdocs, Ltd. † (S)	333,675	11,548,492

Hong Kong (2.2%)
ASM Pacific Technology	22,500	131,325
Beijing Enterprises Holdings, Ltd.	892,000	2,169,288
CNPC Hong Kong, Ltd.	6,160,000	2,933,071
Dah Sing Financial Group	22,400	195,108
Industrial & Commercial Bank of China	150,000	324,088
Midland Holdings, Ltd.	6,158,000	3,736,086
Orient Overseas International, Ltd.	2,316,660	18,918,288
SmarTone Telecommunications Holdings, Ltd.	1,693,500	1,712,423

COMMON STOCKS (98.9%)* continued

	Shares	Value

Hong Kong continued
Solomon Systech International, Ltd.	39,576,000	$7,801,021
Truly International Holdings	434,000	433,295
VTech Holdings, Ltd.	39,000	253,837
Wheelock and Co., Ltd.	830,000	1,752,915
		40,360,745

India (0.4%)
Canara Bank	364,691	1,717,186
Satyam Computer Services., Ltd.	21,260	199,009
Tata Iron & Steel Co., Ltd.	631,522	6,312,367
		8,228,562

Ireland (0.3%)
DCC PLC	71,852	2,423,709
FBD Holdings PLC	59,067	3,197,988
Paddy Power PLC	28,106	636,078
		6,257,775

Italy (3.7%)
Azimut Holding SpA	36,852	499,684
Banche Popolari Unite Scpa	12,213	345,929
Banco di Desio e della Brianza SpA	276,289	3,100,369
Compagnie Industriali Riunite (CIR) SpA	2,851,806	10,956,606
Credito Emiliano SpA	35,248	533,629
Cremonini SpA	367,615	1,283,154
Danieli & Co. SpA	155,804	3,206,926
Ergo Previdenza SpA	223,664	1,650,756
Fondiaria-Sai SpA	3,922	137,582
Italcementi SpA	23,933	718,635
Milano Assicurazioni SpA	1,518,000	12,687,200
Navigazione Montanari SpA	431,002	2,208,190
Parmalat Finanziaria SpA † (F) (S)	5,785,367	765
Pirelli & C Real Estate SpA	4,169	294,732
Premafin Finanziaria SpA	376,500	1,216,585
Recordati SpA	387,088	3,028,971
Sai-Soc Assicuratrice Industriale SpA (SAI)	265,400	12,089,855
Trevi Finanziaria SpA	119,812	1,625,770
Unipol SpA	3,147,500	12,126,729
		67,712,067

Japan (30.9%)
ABC-Mart, Inc.	146,600	3,531,485
ADEKA Corp.	28,800	328,872
Aderans Co., Ltd.	12,600	324,825
Aeon Credit Service Co., Ltd.	10,100	192,080
Aica Kogyo Co., Ltd.	15,000	207,928
Airport Facilities Co., Ltd.	166,900	1,063,668
Alpine Electronics, Inc.	19,600	370,265
Aplus Co., Ltd. †	117,500	207,569

COMMON STOCKS (98.9%)* continued

	Shares	Value

Japan continued
Ardepro Co., Ltd.	5,093	$1,713,307
Asahi Industries Co., Ltd.	711	1,610,582
Asahi Soft Drinks Co., Ltd.	231,000	3,475,446
ASKUL Corp.	45,400	943,995
Axell Corp.	52	159,107
BML, Inc.	138,700	2,702,253
Brother Industries, Ltd.	1,478,000	19,488,463
CAC Corp.	163,800	1,377,576
Canon Electronics, Inc.	181,400	6,071,710
Canon Sales Co., Inc.	632,700	13,770,624
Capcom Co., Ltd. (S)	644,200	10,084,172
Century Leasing System, Inc.	242,800	3,402,607
Chiyoda Co., Ltd.	119,600	2,835,584
Chori Co., Ltd. †	313,000	605,841
Chubu Steel Plate Co., Ltd.	121,500	1,679,085
Circle K Sunkus Co., Ltd.	65,000	1,205,942
Cleanup Corp.	36,100	339,305
Daiichi Sankyo Co., Ltd.	418,800	13,486,840
Daiichikosho Co., Ltd.	322,700	3,834,978
Daishi Bank, Ltd. (The)	38,000	163,486
Daishinku Corp.	234,000	1,580,306
Daiwa Industries, Ltd.	1,375,000	9,471,938
Data Communication System Co., Ltd.	21,900	749,683
Doutor Coffee Co., Ltd.	286,100	5,404,729
Eighteenth Bank, Ltd. (The)	48,000	247,080
ESPEC Corp.	21,600	271,483
FamilyMart Co., Ltd.	10,000	274,702
FCC Co., Ltd.	79,600	1,944,417
Foster Electric Co., Ltd.	392,000	4,569,081
Fujicco Co., Ltd.	58,000	650,055
Fujimi, Inc.	64,900	2,002,240
Fujitsu General, Ltd. †	235,000	498,563
Future System Consulting Corp. (S)	3,551	2,746,315
Fuyo General Lease Co., Ltd.	265,910	9,776,929
Geomatec Co., Ltd.	15,800	110,844
Hachijuni Bank, Ltd. (The)	34,000	247,147
Happinet Corp.	3,000	45,491
HASEKO Corp. †	3,360,000	12,921,985
Higashi-Nippon Bank, Ltd. (The)	7,000	35,500
Hisamitsu Pharmaceutical Co., Inc.	371,900	11,347,807
Hitachi Construction Machinery Co., Ltd.	12,400	355,304
Hitachi Systems & Services, Ltd.	63,700	1,367,577
Hokuetsu Bank, Ltd. (The)	548,000	1,426,625
Hosiden, Corp.	56,400	714,594
Ichiyoshi Securities Co., Ltd.	11,600	193,154
Icom, Inc.	35,100	1,097,709
Iyo Bank Ltd. (The)	19,000	189,342
Japan Aviation Electronics Industry, Ltd.	207,000	2,629,710
Japan Business Computer Co., Ltd.	13,900	136,404

COMMON STOCKS (98.9%)* continued

	Shares	Value

Japan continued
JFE Shoji Holdings, Inc.	37,000	$195,774
Joint Corp.	59,900	2,409,974
Juroku Bank, Ltd. (The)	41,000	243,623
Kaga Electronics Co., Ltd.	73,600	1,244,189
Kaken Pharmaceutical Co., Ltd.	35,000	291,100
Kaneka Corp.	1,050,000	9,806,863
Kansai Paint Co., Ltd.	34,000	296,289
Keihin Corp.	619,800	14,930,522
Keiyo Bank, Ltd. (The)	48,000	307,531
Kenedix, Inc.	31	163,503
Kenwood Corp.	4,255,000	6,725,425
Kimoto Co., Ltd. (S)	234,100	1,422,685
Kintetsu World Express, Inc.	6,600	206,407
KK DaVinci Advisors †	11,372	13,456,851
Koa Corp.	112,900	1,657,572
Kobayashi Pharmaceutical Co., Ltd.	303,900	11,584,727
Kumagai Gumi Co., Ltd.	2,090,000	4,345,702
Lasertec Corp.	77,900	1,846,923
Lawson, Inc.	321,700	12,344,840
Leopalace21 Corp.	6,300	199,687
Lintec Corp.	16,000	295,495
Mars Engineering Corp. (S)	448,500	9,420,358
Meiko Network Japan Co., Ltd.	149,600	766,272
Mikuni Coca-Cola Bottling Co., Ltd.	37,500	396,522
Mitsubishi Plastics, Inc. (S)	878,000	3,027,842
Mochida Pharmaceutical Co., Ltd	131,000	1,195,841
Moshi Moshi Hotline, Inc.	60,050	2,487,068
NGK Spark Plug Co., Ltd.	420,000	7,969,741
Nice Corp.	347,000	1,331,570
Nifco, Inc.	350,600	9,008,740
Nihon Eslead Corp.	13,300	335,563
Nihon Kohden Corp.	407,300	8,572,200
Nikkiso Co., Ltd.	264,000	2,001,589
Nippo Corp.	132,000	1,046,539
Nippon Kanzai Co., Ltd.	39,800	1,083,222
Nippon Seiki Co., Ltd.	13,100	317,230
Nippon Shinyaku Co., Ltd.	99,000	829,254
Nippon Thompson Co., Ltd.	128,000	1,189,012
Nissan Diesel Motor Co., Ltd. (S)	43,000	195,174
Nissin Kogyo Co., Ltd.	563,000	14,894,683
Nittetsu Mining Co., Ltd.	218,000	1,840,774
Nitto Kohki Co., Ltd.	37,700	863,553
Noritake Co., Ltd.	325,000	1,634,477
Noritsu Koki Co., Ltd.	103,200	1,831,798
Oita Bank, Ltd. (The) (Private)	23,000	163,883
Okamura Corp.	381,000	4,131,713
Okinawa Cellular Telephone Co.	50	160,595
Ono Pharmaceutical Co., Ltd.	156,600	8,471,304
Onward Kashiyama Co., Ltd.	692,000	9,668,464

COMMON STOCKS (98.9%)* continued

	Shares	Value

Japan continued
Optex Co., Ltd.	1,900	$40,550
Osaka Steel Co., Ltd.	144,800	3,120,953
Otsuka Kagu, Ltd.	83,300	2,731,840
Pacific Metals Co., Ltd.	1,472,000	20,541,560
Pal Co., Ltd.	7,320	253,054
Ricoh Leasing Co., Ltd.	229,100	5,770,586
Riso Kagaku Corp.	36,200	789,418
Sanei-International Co., Ltd.	16,800	613,439
Sankyo Co., Ltd.	262,500	11,781,548
Santen Pharmaceutical Co., Ltd.	524,600	14,366,529
Sanyo Shinpan Finance Co., Ltd.	70,400	1,782,166
Seikagaku Corp.	257,900	2,748,812
Shimano, Inc.	134,500	4,069,901
Shin-Estu Polymer Co., Ltd.	36,000	447,299
Shinkawa, Ltd.	70,500	1,623,806
Shinko Shoji Co., Ltd.	120,600	1,774,699
Shinwa Co., Ltd.	12,090	259,560
Showa Corp.	324,000	5,192,325
Sinanen Co., Ltd.	70,000	389,316
SMK Corp.	92,000	601,099
Stanley Eelctric Co., Ltd.	547,100	10,890,208
Sumisho Lease Co., Ltd. (S)	126,400	7,350,452
Sumitomo Real Estate Sales Co., Ltd.	2,300	194,793
Suzuken Co., Ltd.	2,900	103,930
Tachi-S Co., Ltd.	54,600	495,650
Taiyo Ink Manufacturing Co., Ltd.	25,200	1,439,878
Takamatsu Corp.	48,200	818,883
Takara Leben Co., Ltd.	7,700	113,375
Tamron Co., Ltd.	239,400	5,129,566
Tanabe Seiyaku Co., Ltd.	1,300,000	17,558,955
Toa Corp.	171,000	1,360,079
Tokai Rika Co., Ltd.	325,600	7,994,827
Tokai Tokyo Securities Co., Ltd.	3,213,000	19,471,904
Token Corp.	7,300	464,001
Tokyo Steel Manufacturing Co., Ltd.	636,500	10,636,130
Tokyu Livable, Inc.	1,500	118,798
Toppan Forms Co., Ltd.	47,300	627,682
Toshiba TEC Corp.	558,000	3,438,272
Toyo Securities Co., Ltd.	1,763,000	8,926,016
Toyo Suisan Kaisha, Ltd.	200,000	3,676,781
Toyota Auto Body Co., Ltd.	67,300	1,299,810
Trend Micro, Inc.	4,000	113,262
UFJ Central Leasing Co., Ltd.	48,300	2,384,177
Uni-Charm Corp.	8,000	477,390
Urban Corp.	780,300	12,729,093
Yamagata Bank, Ltd. (The)	19,000	103,584
Yamato Kogyo Co., Ltd.	721,600	22,872,116
Yamazen Corp.	246,000	1,806,897
Yoshimoto Kogyo Co., Ltd.	169,000	2,871,186

COMMON STOCKS (98.9%)* continued

	Shares	Value

Japan continued
Yuasa Trading Co., Ltd.	600,000	$1,151,213
Zuken, Inc.	38,500	359,260
		572,871,600

Liechtenstein (—%)
Verwalt & Privat-Bank AG	2,441	597,717

Malaysia (0.1%)
Tanjong PLC	390,000	1,604,113

Netherland Antilles (0.2%)
Orthofix International NV †	84,100	4,130,992

Netherlands (1.1%)
Beter BED Holdings NV	123,224	3,670,071
Corio NV	6,054	561,278
Eurocommercial Properties NV CVA (Commanditaire
Vennootschap op Aandelen) (R)	6,596	366,946
Koninklijke DSM NV	19,666	851,929
Macintosh Retail Group NV	43,749	1,688,021
Stork NV	264,436	13,655,842
		20,794,087

New Zealand (—%)
Fletcher Building, Ltd.	34,170	254,528

Norway (1.8%)
ABG Sundal Collier ASA	903,000	1,922,624
Acta Holding ASA	1,442,800	7,877,466
EDB Business Partner ASA	155,600	1,369,170
Sparebank 1 SR Bank	10,200	322,016
Sparebanken Midt-Norge	156,230	2,102,880
Sparebanken Nord-Norge	33,400	806,513
Tandberg ASA	60,710	1,085,126
TGS Nopec Geophysical Co. ASA †	628,300	12,929,985
Veidekke ASA	79,400	4,121,397
		32,537,177

Portugal (—%)
Jeronimo Martins, SGPS, SA	22,595	547,414
Semapa-Sociedade de Investimento e Gestao	10,696	156,169
		703,583

Singapore (1.6%)
Ascendas Real Estate Investment Trust (R)	203,000	320,177
KS Energy Services, Ltd.	1,176,000	2,124,188
Marco Polo Developments, Ltd.	190,000	343,194
MMI Holdings, Ltd.	8,717,000	7,986,780
MMI Holdings, Ltd. 144A	2,500,000	2,290,576
MobileOne Asia, Ltd.	3,466,110	4,718,265

COMMON STOCKS (98.9%)* continued

	Shares	Value

Singapore continued
Neptune Orient Lines, Ltd.	1,178,000	$2,266,571
SembCorp Industries, Ltd.	2,633,820	7,618,773
Unisteel Technology, Ltd.	946,000	1,634,450
Wing Tai Holdings, Ltd.	500,000	890,052
		30,193,026

South Korea (3.4%)
Amorepacific Corp.	338	51,163
Binggrae Co., Ltd.	98,740	3,754,931
Cheil Communications, Inc.	26,494	6,416,648
Daeduck Electronics Co.	47,570	387,574
Daegu Bank	23,550	401,506
Daewoong Pharmaceutical Co., Ltd.	3,150	197,753
Dong Wha Pharmaceutical Industrial Co., Ltd.	5,890	175,186
Hanjin Shipping	9,550	322,594
Honam Petrochemical, Corp.	125,887	10,831,577
Hyundai Heavy Industries	72,453	12,391,048
Hyundai Marine & Fire Insurance Co.	85,790	1,166,467
Hyundai Mipo Dockyard	1,642	266,864
INI Steel Co.	245,110	8,644,202
Interflex Co., Ltd.	420,619	2,555,705
Jeonbuk Bank	18,793	173,677
Jeonbuk Bank (Rights) (F)	3,006	7,600
Korea Investment Holdings Co., Ltd.	2,700	134,799
Kwang Dong Pharmaceutical Co., Ltd.	324,360	1,002,642
LG Home Shopping, Inc.	90,944	7,197,077
LG Petrochemical Co., Ltd.	15,400	481,761
LG Telecom, Ltd. †	23,524	286,116
LS Industrial Systems Co., Ltd.	85,900	2,641,603
NHN Corp.	2,650	363,129
Pusan Bank	22,520	312,180
Samsung Heavy Industries Co., Ltd.	75,290	1,847,460
		62,011,262

Spain (2.1%)
Antena 3 de Television SA	538,605	12,040,415
Duro Felguera SA	269,449	2,894,640
Fomento de Construcciones y Contratas SA	28,811	2,985,038
Gestevision Telecinco SA	543,099	15,056,698
Iberia Lineas Aereas de Espana SA	104,145	438,134
Indra Sistemas SA Class A	7,112	163,279
Tubos Reunidos SA	136,425	3,187,067
Viscofan SA	110,998	2,285,000
		39,050,271

Sweden (2.4%)
AddTech AB Class B	57,300	1,139,663
Carnegie AB	25,300	530,282
Intrum Justita AB	350,800	4,628,199

COMMON STOCKS (98.9%)* continued

	Shares	Value

Sweden continued
JM AB	428,316	$12,714,920
Saab AB Class B	196,900	5,250,414
Skanska AB Class B	597,212	12,224,139
SKF AB Class B	147,886	2,741,638
Ssab Svenskt Stal AB Class A	12,400	331,715
Ssab Svenskt Stal AB Class B	190,400	4,854,090
Swedish Match AB	48,536	837,507
		45,252,567

Switzerland (3.4%)
Baloise Holding AG Class R	141,851	14,445,475
Bank Sarasin & Cie AG Class B	574	2,144,781
Banque Cantonale Vaudoise (BCV)	25,218	11,969,788
Bellevue Group AG	7,847	566,929
Charles Voegele Holding AG †	40,977	3,850,795
Daetwyler Holding AG	12	62,975
Geberit International AG	485	799,852
George Fischer AG †	15,947	10,327,477
Helvetia Patria Holding	23,132	9,009,699
Huber & Suhner AG	8,652	1,588,250
Kuehne & Nagel International AG	6,357	484,708
Logitech International SA †	9,476	248,260
Phoenix Mecano AG	4,308	2,105,502
Rieter Holding AG	945	478,154
St. Galler Kantonalbank	5,423	2,586,157
Vontobel Holding AG	8,756	418,077
Zehnder Group AG Class B	765	1,629,968
		62,716,847

Taiwan (4.0%)
Altek Corp.	2,553,000	4,905,294
ChipMOS TECHNOLOGIES Bermuda, Ltd. † (S)	20,522	153,710
Faraday Technology Corp.	3,525,060	9,822,447
Greatek Electronics, Inc.	10,305,006	14,216,498
Hung Poo Real Estate Development Corp.	1,377,000	1,441,994
Micro-Star International Co., Ltd.	8,454,650	6,415,731
Microelectronics Technology †	6,719,000	3,028,598
Novatek Microelectronics Corp., Ltd.	23,307	115,315
Phoenixtec Power Co., Ltd.	486,000	511,890
Quanta Storage, Inc.	2,043,000	2,880,478
Sincere Navigation	4,878,200	7,181,445
TSRC Corp.	2,769,000	2,012,978
U-Ming Marine Transport Corp.	14,222,000	21,411,783
		74,098,161

United Kingdom (17.5%)
888 Holdings PLC	1,151,549	2,303,739
Aberdeen Asset Management PLC	96,246	360,289
Alexon Group PLC	545,335	2,033,610

COMMON STOCKS (98.9%)* continued

	Shares	Value

United Kingdom continued
Amlin PLC	2,392,191	$14,205,383
Amstrad PLC	190,047	586,795
Anite Group PLC	1,085,553	1,731,583
Antofagasta PLC	1,613,110	14,620,993
Atkins (WS) PLC	16,941	295,385
Aveva Group PLC	112,523	1,926,841
Beazley Group PLC	7,532	22,181
Berkeley Group Holdings PLC †	645,227	19,179,412
Bespak PLC	123,724	1,862,996
Bradford & Bingley PLC	47,915	410,710
Brit Insurance Holdings PLC	1,868,096	11,299,032
British Airways PLC †	1,305,101	13,774,644
British Energy Group PLC †	229,000	1,854,625
British Polythene Industries	13,847	135,081
Cattles PLC	1,358,458	11,548,027
Chaucer Holdings PLC	3,479,993	6,752,096
Close Brothers Group PLC	740,924	14,994,278
CLS Holdings PLC †	87,132	1,112,293
Countrywide PLC	753,168	8,431,780
Dana Petroleum PLC †	397,687	7,750,486
Davis Service Group PLC	946,749	9,579,911
DTZ Holdings PLC	165,574	2,202,101
Electronics Boutique PLC	414,866	1,138,183
Erinaceous Group PLC	495,842	2,867,211
French Connection Group PLC	454,246	1,863,571
Friends Provident PLC	3,690,233	14,882,817
Greggs PLC	2,445	216,264
Halfords Group PLC	106,424	763,690
Henderson Group PLC	122,261	327,818
HMV Group PLC	2,935,442	7,982,793
Holidaybreak PLC	102,465	1,534,116
ICAP PLC	45,441	418,717
Imperial Chemical Industries PLC	15,499	140,313
Investec PLC	151,155	1,836,681
Keller Group PLC	214,254	3,705,198
Kensington Group PLC	245,124	4,038,878
Kier Group PLC	115,647	5,118,445
Latchways PLC	10,000	208,252
Liontrust Asset Management PLC	103,155	817,590
London Scottish Bank PLC	864,887	1,987,095
Lookers PLC	709,459	2,593,449
Man Group PLC	1,097,834	11,807,581
McBride PLC	180,959	768,489
Micro Focus International PLC	50,000	236,290
Next PLC	18,708	749,456
Northern Rock PLC	991,021	22,009,197
RAB Capital PLC	2,687,377	4,969,361
Regus Group PLC †	3,268,956	7,683,624
Rentokil Initial PLC	68,761	199,525

COMMON STOCKS (98.9%)* continued

	Shares	Value

United Kingdom continued
Resolution PLC	166,153	$2,045,711
RPC Group PLC	258,559	1,399,751
Severfield-Rowen PLC	116,562	4,261,418
Shire PLC	883,530	18,664,361
St. Ives PLC	545,883	3,376,898
St. James’s Place PLC	456,166	4,121,236
SurfControl PLC GDR †	115,200	1,069,137
TT electronics PLC	742,986	3,259,989
Tullow Oil PLC	1,934,187	13,890,742
Vedanta Resources PLC	168,692	4,091,827
Vitafort International CP	18,496	434,678
Vitec Group PLC	82,737	937,446
William Hill PLC	1,359,784	16,855,524
Wolfson Microelectronics PLC †	11,414	66,739
		324,314,332

Total common stocks (cost $1,408,502,769)		$ 1,834,917,621

SHORT-TERM INVESTMENTS (5.0%)*

	Principal amount/shares	Value

Interest in $667,000,000 joint tri-party repurchase
agreement dated February 28, 2007 with Bank
of America Securities, LLC, due March 1, 2007
with respect to various U.S. Government obligations
— maturity value of $23,240,440 for an effective
yield of 5.33% (collateralized by Fannie Mae with a
yield of 5.00% and a due date of June 1, 2035
valued at $680,340,000)	$23,237,000	$23,237,000
Putnam Prime Money Market Fund (e)	50,048,107	50,048,107
Short-term investments held as collateral for loaned
securities with yields ranging from 5.24% to 5.46%
and due dates ranging from March 1, 2007 to April 29, 2007 (d)	16,874,509	16,865,767
U.S. Treasury Bills 4.92%, March 29, 2007 #	3,519,000	3,505,493

Total short-term investments (cost $93,656,367)		$93,656,367

TOTAL INVESTMENTS
Total investments (cost $1,502,159,136)		$1,928,573,988

* Percentages indicated are based on net assets of $1,855,782,365.

† Non-income-producing security.

# This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at February 28, 2007.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees. On February 28, 2007, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

(R) Real Estate Investment Trust.

(S) Securities on loan, in part or in entirety, at February 28, 2007.

At February 28, 2007, liquid assets totaling $48,081,916 have been designated as collateral for open forward contracts and futures contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

GDR after the name of a foreign holding stands for Global Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

The fund had the following industry concentration greater than 10% at February 28, 2007 (as a percentage of net assets):

Metals 11.0%

FORWARD CURRENCY CONTRACTS TO BUY at 2/28/07 (aggregate face value $655,971,058) Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$74,405,962	$73,577,717	4/18/07	$ 828,245
British Pound	47,574,501	47,730,097	3/22/07	(155,596)
Canadian Dollar	23,007,623	23,087,160	4/18/07	(79,537)
Euro	403,914,315	406,337,632	3/22/07	(2,423,317)
Japanese Yen	9,641,716	9,514,873	5/16/07	126,843
Norwegian Krone	24,351,392	24,073,360	3/22/07	278,032
Swedish Krona	6,194,605	6,245,433	3/22/07	(50,828)
Swiss Franc	64,530,797	65,404,786	3/22/07	(873,989)

Total				$(2,350,147)

FORWARD CURRENCY CONTRACTS TO SELL at 2/28/07 (aggregate face value $617,488,546) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$23,197,474	$23,172,991	4/18/07	$ (24,483)
British Pound	39,844,557	39,765,005	3/22/07	(79,552)
Canadian Dollar	59,406,516	59,211,952	4/18/07	(194,564)
Euro	5,033,044	4,936,752	3/22/07	(96,292)
Hong Kong Dollar	36,417,161	36,460,206	5/16/07	43,045
Japanese Yen	386,819,860	378,086,707	5/16/07	(8,733,153)
Norwegian Krone	14,277,441	14,273,394	3/22/07	(4,047)
Swedish Krona	30,617,508	30,835,222	3/22/07	217,714
Swiss Franc	30,739,803	30,746,317	3/22/07	6,514

Total				$(8,864,818)

FUTURES CONTRACTS OUTSTANDING at 2/28/07 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Russell 2000 Index Mini (Long)	96	$7,629,120	Mar-07	$(281,239)
S&P ASX 200 Index (Long)	42	4,798,138	Mar-07	68,077
Dow Jones Euro Stoxx 50 Index (Long)	81	4,386,922	Mar-07	(169,304)
Tokyo Price Index (Long)	14	2,066,689	Mar-07	24,797
FTSE 100 Index (Long)	16	1,934,400	Mar-07	(62,370)

Total				$(420,039)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 2/28/07 (Unaudited)

ASSETS

Investment in securities, at value, including $15,780,505
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,452,111,029)	$1,878,525,881
Affiliated issuers (identified cost $50,048,107) (Note 5)	50,048,107

Cash	3,846

Foreign currency (cost $6,375,305) (Note 1)	6,396,069

Dividends, interest and other receivables	2,652,604

Receivable for shares of the fund sold	4,948,904

Receivable for securities sold	17,153,929

Receivable for open forward currency contracts (Note 1)	2,227,035

Receivable for closed forward currency contracts (Note 1)	2,533,655

Total assets	1,964,490,030

LIABILITIES

Payable for securities purchased	61,269,603

Payable for shares of the fund repurchased	5,627,957

Payable for compensation of Manager (Notes 2 and 5)	3,946,020

Payable for investor servicing and custodian fees (Note 2)	658,766

Payable for Trustee compensation and expenses (Note 2)	126,325

Payable for administrative services (Note 2)	2,251

Payable for distribution fees (Note 2)	909,534

Payable for variation margin (Note 1)	1,374,178

Payable for open forward currency contracts (Note 1)	13,442,000

Payable for closed forward currency contracts (Note 1)	4,259,996

Collateral on securities loaned, at value (Note 1)	16,865,767

Other accrued expenses	225,268

Total liabilities	108,707,665

Net assets	$1,855,782,365

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,464,743,152

Distributions in excess of net investment income (Note 1)	(13,218,202)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(10,694,099)

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	414,951,514

Total — Representing net assets applicable to capital shares outstanding	$1,855,782,365

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,195,515,416 divided by 31,173,130 shares)	$38.35

Offering price per class A share
(100/94.75 of $38.35)*	$40.47

Net asset value and offering price per class B share
($446,913,257 divided by 11,921,245 shares)**	$37.49

Net asset value and offering price per class C share
($97,443,042 divided by 2,567,338 shares)**	$37.95

Net asset value and redemption price per class M share
($27,334,930 divided by 720,753 shares)	$37.93

Offering price per class M share
(100/96.75 of $37.93)*	$39.20

Net asset value, offering price and redemption price per class R share
($3,380,354 divided by 88,821 shares)	$38.06

Net asset value, offering price and redemption price per class Y share
($85,195,366 divided by 2,216,463 shares)	$38.44

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 2/28/07 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $916,478)	$ 11,561,563

Interest (including interest income of $977,162
from investments in affiliated issuers) (Note 5)	1,107,860

Securities lending	166,474

Total investment income	12,835,897

EXPENSES

Compensation of Manager (Note 2)	7,588,672

Investor servicing fees (Note 2)	2,005,221

Custodian fees (Note 2)	1,016,722

Trustee compensation and expenses (Note 2)	31,108

Administrative services (Note 2)	23,827

Distribution fees — Class A (Note 2)	1,309,203

Distribution fees — Class B (Note 2)	2,175,410

Distribution fees — Class C (Note 2)	431,911

Distribution fees — Class M (Note 2)	94,420

Distribution fees — Class R (Note 2)	4,642

Other	191,350

Fees waived by Manager (Note 5)	(17,197)

Total expenses	14,855,289

Expense reduction (Note 2)	(161,106)

Net expenses	14,694,183

Net investment loss	(1,858,286)

Net realized gain on investments (net of foreign tax of $14,882) (Notes 1 and 3)	169,299,309

Net realized gain on futures contracts (Note 1)	3,256,872

Net realized gain on foreign currency transactions (Note 1)	40,098,294

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(16,900,216)

Net unrealized appreciation of investments
and futures contracts during the period	91,709,723

Net gain on investments	287,463,982

Net increase in net assets resulting from operations	$285,605,696

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	2/28/07*	8/31/06

Operations:
Net investment income (loss)	$ (1,858,286)	$ 9,073,372

Net realized gain on investments
and foreign currency transactions	212,654,475	243,582,473

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	74,809,507	57,312,620

Net increase in net assets resulting from operations	285,605,696	309,968,465

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(21,783,297)	(10,783,327)

Class B	(5,792,526)	(2,983,761)

Class C	(1,222,110)	(500,408)

Class M	(408,813)	(208,190)

Class R	(39,705)	(7,473)

Class Y	(1,980,382)	(971,300)

Redemption fees (Note 1)	65,546	106,716

Increase (decrease) from capital share transactions (Note 4)	49,410,570	(68,499,662)

Total increase in net assets	303,854,979	226,121,060

NET ASSETS

Beginning of period	1,551,927,386	1,325,806,326

End of period (including distributions in excess of net
investment income of $13,218,202 and undistributed
net investment income of $19,866,917, respectively)	$1,855,782,365	$1,551,927,386

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 28, 2007**	$33.00	—(d, e)	6.09	6.09	(.74)	(.74)	—(e)	$38.35	18.56*	$1,195,515	.76* (d)	—* (d,h)	29.40*
August 31, 2006	26.80	.27(d,f)	6.33	6.60	(.40)	(.40)	—(e)	33.00	24.88(f)	943,421	1.54(d,f)	.89(d,f)	44.79
August 31, 2005	20.47	.18(d,g)	6.49	6.67	(.34)	(.34)	—(e)	26.80	32.83(g)	744,751	1.60(d)	.77(d,g)	63.85
August 31, 2004	16.31	.13(d)	4.32	4.45	(.29)	(.29)	—(e)	20.47	27.49	594,971	1.62(d)	.67(d)	68.13
August 31, 2003	15.00	.16	1.27	1.43	(.12)	(.12)	—(e)	16.31	9.67	703,809	1.65	1.13	93.27
August 31, 2002	16.82	.10	(1.80)	(1.70)	(.12)	(.12)	—	15.00	(10.17)	751,623	1.54	.60	90.87

CLASS B
February 28, 2007**	$32.15	(.12)(d)	5.93	5.81	(.47)	(.47)	—(e)	$37.49	18.12*	$446,913	1.14* (d)	(.36)* (d)	29.40*
August 31, 2006	26.11	.04(d,f)	6.19	6.23	(.19)	(.19)	—(e)	32.15	23.98(f)	425,910	2.29(d,f )	.13(d,f)	44.79
August 31, 2005	19.96	—(d,e,g)	6.33	6.33	(.18)	(.18)	—(e)	26.11	31.82(g)	432,291	2.35(d)	.01(d,g)	63.85
August 31, 2004	15.91	(.01)(d)	4.22	4.21	(.16)	(.16)	—(e)	19.96	26.58	402,796	2.37(d)	(.05)(d)	68.13
August 31, 2003	14.63	.05	1.23	1.28	—	—	—(e)	15.91	8.75	429,457	2.40	.37	93.27
August 31, 2002	16.42	(.02)	(1.77)	(1.79)	—	—	—	14.63	(10.90)	478,348	2.29	(.15)	90.87

CLASS C
February 28, 2007**	$32.57	(.13)(d)	6.01	5.88	(.50)	(.50)	—(e)	$37.95	18.11*	$97,443	1.14* (d)	(.37)* (d)	29.40*
August 31, 2006	26.46	.04(d,f)	6.27	6.31	(.20)	(.20)	—(e)	32.57	23.95(f)	79,202	2.29(d,f)	.13(d,f)	44.79
August 31, 2005	20.22	—(d,e,g)	6.41	6.41	(.17)	(.17)	—(e)	26.46	31.80(g)	71,006	2.35(d)	.01(d,g)	63.85
August 31, 2004	16.08	(.02)(d)	4.29	4.27	(.13)	(.13)	—(e)	20.22	26.62	64,866	2.37(d)	(.10)(d)	68.13
August 31, 2003	14.78	.05	1.25	1.30	—(e)	—	—(e)	16.08	8.81	85,732	2.40	.34	93.27
August 31, 2002	16.59	(.03)	(1.78)	(1.81)	—	—	—	14.78	(10.91)	102,078	2.29	(.16)	90.87

CLASS M
February 28, 2007**	$32.57	(.09)(d)	6.02	5.93	(.57)	(.57)	—(e)	$37.93	18.29*	$27,335	1.01* (d)	(.24)* (d)	29.40*
August 31, 2006	26.47	.11(d,f)	6.27	6.38	(.28)	(.28)	—(e)	32.57	24.26(f)	23,720	2.04(d,f)	.38(d,f)	44.79
August 31, 2005	20.23	.06(d,g)	6.41	6.47	(.23)	(.23)	—(e)	26.47	32.12(g)	20,121	2.10(d)	.27(d,g)	63.85
August 31, 2004	16.11	.02(d)	4.29	4.31	(.19)	(.19)	—(e)	20.23	26.91	16,535	2.12(d)	.10(d)	68.13
August 31, 2003	14.79	.08	1.26	1.34	(.02)	(.02)	—(e)	16.11	9.12	21,987	2.15	.61	93.27
August 31, 2002	16.58	.02	(1.79)	(1.77)	(.02)	(.02)	—	14.79	(10.68)	23,904	2.04	.11	90.87

CLASS R
February 28, 2007**	$32.78	(.07)(d)	6.08	6.01	(.73)	(.73)	—(e)	$38.06	18.42*	$3,380	.89* (d)	(.18)* (d)	29.40*
August 31, 2006	26.68	.18(d,f)	6.32	6.50	(.40)	(.40)	—(e)	32.78	24.61(f)	1,216	1.79(d,f)	.59(d,f)	44.79
August 31, 2005	20.45	.13(d,g)	6.47	6.60	(.37)	(.37)	—(e)	26.68	32.53(g)	304	1.85(d)	.52(d,g)	63.85
August 31, 2004	16.29	.15(d)	4.28	4.43	(.27)	(.27)	—(e)	20.45	27.35	11	1.87(d)	.75(d)	68.13
August 31, 2003†	14.04	.07	2.18	2.25	—	—	—(e)	16.29	16.03*	1	1.16*	.53*	93.27

CLASS Y
February 28, 2007**	$33.10	.05(d)	6.11	6.16	(.82)	(.82)	—(e)	$38.44	18.73*	$85,195	.64* (d)	.13* (d)	29.40*
August 31, 2006	26.88	.35(d,f)	6.34	6.69	(.47)	(.47)	—(e)	33.10	25.17(f)	78,458	1.29(d,f)	1.14(d,f)	44.79
August 31, 2005	20.53	.24(d,g)	6.51	6.75	(.40)	(.40)	—(e)	26.88	33.13(g)	57,334	1.35(d)	1.01(d,g)	63.85
August 31, 2004	16.35	.19	4.33	4.52	(.34)	(.34)	—(e)	20.53	27.89	58,630	1.37(d)	1.00(d)	68.13
August 31, 2003	15.05	.21	1.25	1.46	(.16)	(.16)	—(e)	16.35	9.90	55,942	1.40	1.43	93.27
August 31, 2002	16.90	.15	(1.84)	(1.69)	(.16)	(.16)	—	15.05	(10.02)	48,386	1.29	.87	90.87

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54	55

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period January 21, 2003 (commencement of operations) to August 31, 2003.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class, reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

February 28, 2007	<0.01%

August 31, 2006	<0.01

August 31, 2005	0.01

August 31, 2004	0.04

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.01 per share and 0.02% of average net assets for the period ended August 31, 2006 (Note 6):

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.02%

Class B	0.01	0.02

Class C	0.01	0.02

Class M	0.01	0.02

Class R	0.01	0.03

Class Y	0.01	0.02

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 2/28/07 (Unaudited)

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (“the fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in equity securities of small-and mid-capitalization companies whose principle place of business is located outside of the United States or whose securities are principally traded on foreign markets.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At February 28, 2007, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2007, the value of securities loaned amounted to $15,780,505. The fund received cash collateral of $16,865,767 which is pooled with collateral of other Putnam funds into 29 issues of high grade short-term investments.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2006, the fund had a capital loss carryover of $223,183,529 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$122,077,495	August 31, 2010

101,106,034	August 31, 2011

The aggregate identified cost on a tax basis is $1,502,179,762, resulting in gross unrealized appreciation and depreciation of $496,059,573 and $69,665,347, respectively, or net unrealized appreciation of $426,394,226.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

K) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administration
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2007, Putnam Management did not waive any of its management fee from the fund.

Effective December 30, 2006, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 28, 2007, the fund incurred $3,020,705 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2007, the fund’s expenses were reduced by $161,106 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $570, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $62,397 and $287 from the sale of class A and class M shares, respectively, and received $80,190 and $4,922 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2007, Putnam Retail Management, acting as underwriter, received $424 and no monies, on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $545,712,672 and $486,297,272, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/28/07:
Shares sold	5,165,911	$186,262,114

Shares issued
in connection
with reinvestment
of distributions	554,582	20,380,895

	5,720,493	206,643,009

Shares
repurchased	(3,135,142)	(111,928,125)

Net increase	2,585,351	$94,714,884

Year ended 8/31/06:
Shares sold	8,039,973	$247,724,211

Shares issued
in connection
with reinvestment
of distributions	357,443	10,144,235

	8,397,416	257,868,446

Shares
repurchased	(7,599,781)	(228,546,560)

Net increase	797,635	$29,321,886

CLASS B	Shares	Amount
Six months ended 2/28/07:
Shares sold	577,856	$20,130,932

Shares issued
in connection
with reinvestment
of distributions	144,454	5,197,450

	722,310	25,328,382

Shares
repurchased	(2,048,520)	(71,512,754)

Net decrease	(1,326,210)	$(46,184,372)

Year ended 8/31/06:
Shares sold	1,312,175	$39,234,514

Shares issued
in connection
with reinvestment
of distributions	96,050	2,669,236

	1,408,225	41,903,750

Shares
repurchased	(4,714,157)	(140,046,056)

Net decrease	(3,305,932)	$(98,142,306)

CLASS C	Shares	Amount
Six months ended 2/28/07:
Shares sold	348,640	$12,521,788

Shares issued
in connection
with reinvestment
of distributions	27,921	1,016,867

	376,561	13,538,655

Shares
repurchased	(240,767)	(8,513,196)

Net increase	135,794	$5,025,459

Year ended 8/31/06:
Shares sold	341,640	$10,435,384

Shares issued
in connection
with reinvestment
of distributions	14,713	414,315

	356,353	10,849,699

Shares
repurchased	(608,311)	(18,162,914)

Net decrease	(251,958)	$(7,313,215)

CLASS M	Shares	Amount

Six months ended 2/28/07:
Shares sold	42,548	$1,521,508

Shares issued
in connection
with reinvestment
of distributions	10,524	382,846

	53,072	1,904,354

Shares
repurchased	(60,506)	(2,123,531)

Net decrease	(7,434)	$(219,177)

Year ended 8/31/06:
Shares sold	133,027	$4,036,067

Shares issued
in connection
with reinvestment
of distributions	6,854	192,678

	139,881	4,228,745

Shares
repurchased	(171,823)	(5,183,666)

Net decrease	(31,942)	$(954,921)

CLASS R	Shares	Amount

Six months ended 2/28/07:
Shares sold	58,544	$2,147,869

Shares issued
in connection
with reinvestment
of distributions	970	33,386

	59,514	2,181,255

Shares
repurchased	(7,790)	(276,053)

Net increase	51,724	$1,905,202

Year ended 8/31/06:
Shares sold	33,640	$1,017,174

Shares issued
in connection
with reinvestment
of distributions	263	7,434

	33,903	1,024,608

Shares
repurchased	(8,218)	(256,866)

Net increase	25,685	$767,742

CLASS Y	Shares	Amount

Six months ended 2/28/07:
Shares sold	383,473	$13,865,898

Shares issued
in connection
with reinvestment
of distributions	53,800	1,980,382

	437,273	15,846,280

Shares
repurchased	(590,883)	(21,677,706)

Net decrease	(153,610)	$(5,831,426)

Year ended 8/31/06:
Shares sold	798,498	$24,640,328

Shares issued
in connection
with reinvestment
of distributions	34,189	971,300

	832,687	25,611,628

Shares
repurchased	(595,859)	(17,790,476)

Net increase	236,828	$7,821,152

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2007, management fees paid were reduced by $17,197 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $977,162 for the period ended February 28, 2007. During the period ended February 28, 2007, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $192,318,451 and $169,978,617, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $329,079 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended February 28, 2007. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Equity Fund, Putnam International Growth and Income Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 55% of the total brokerage commissions paid for the year ended February 28, 2007.

Commissions paid to the next 10 firms together represented approximately 31% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Cazenove, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Nomura Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .

* Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

*This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 1% redemption fee will be applied to shares exchanged or sold within 7 days of purchase, and, for certain funds, this fee applies on total assets redeemed or exchanged within 90 days of purchase.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services
Putnam Retail Management	Principal Executive Officer,	Mark C. Trenchard
One Post Office Square	Associate Treasurer and	Vice President and
Boston, MA 02109	Compliance Liaison	BSA Compliance Officer

Custodians	Jonathan S. Horwitz	Judith Cohen
Putnam Fiduciary Trust	Senior Vice President	Vice President, Clerk and
Company, State Street Bank	and Treasurer	Assistant Treasurer
and Trust Company
	Steven D. Krichmar	Wanda M. McManus
Legal Counsel	Vice President and	Vice President, Senior Associate
Ropes & Gray LLP	Principal Financial Officer	Treasurer and Assistant Clerk

Trustees	Janet C. Smith	Nancy E. Florek
John A. Hill, Chairman	Vice President, Principal	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Accounting Officer and	Assistant Treasurer and
Vice Chairman	Assistant Treasurer	Proxy Manager
Charles B. Curtis
Myra R. Drucker	Susan G. Malloy
Charles E. Haldeman, Jr.	Vice President and
Paul L. Joskow	Assistant Treasurer
Elizabeth T. Kennan
Kenneth R. Leibler	Beth S. Mazor
Robert E. Patterson	Vice President
George Putnam, III
W. Thomas Stephens	James P. Pappas
Richard B. Worley	Vice President

Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured	May Lose Value	No Bank Guarantee

SA011 242603 4/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 27, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 27, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07237)

Exact name of registrant as specified in charter: Putnam Investment Funds

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2007

Date of reporting period: September 1, 2006— February 28, 2007

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Value Fund

2|28|07

Semiannual Report

PUTNAM INVESTMENTS

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

4¢
U.S.POSTAGE
3¢

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
New Value
Fund

2| 28| 07
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	31
Financial statements	32
Brokerage commissions	52

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

From our present vantage point, it has become apparent that certain sectors of the U.S. economy have slowed somewhat, although the global economy continues to demonstrate healthy growth. In recent weeks, financial markets have reflected increased uncertainty about the effects of the housing market decline and tighter credit standards by mortgage lenders on the U.S. economy. However, we believe that the U.S. economy is flexible enough to adapt to these challenges, just as it has adapted to other challenges that have arisen in the course of the recent economic expansion.

As you may have heard, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc. Great-West Lifeco Inc. is a financial services holding company with operations in Canada, the United States, and Europe and is a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the proposed transaction, were recently mailed. We currently expect the transaction to be completed by the middle of 2007.

Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and we will continue in our role of overseeing the Putnam funds on your behalf.

2

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is a founding partner of and advisor to the Boston Options Exchange; a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended February 28, 2007, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam New Value Fund: targeting large-company
stocks that are significantly undervalued

Putnam New Value Fund targets large-company stocks whose prices are significantly below what management believes to be their true worth. Each of these companies is subjected to close investigation to determine why the market has bid down its stock price and what factors might propel the stock price back to fair value.

The fund’s management team begins by using quantitative analysis to find stocks that are attractively priced relative to their earnings, dividends, and future revenue. The team also looks for signals of positive change — corporate restructuring, the introduction of new products or services, an improving balance sheet, and positive momentum in earnings estimates. This kind of fundamental analysis helps the team identify promising companies before their true long-term worth is recognized by the market.

Putnam New Value Fund generally targets large companies with at least $1 billion in revenue and a 10-year business history. Those parameters help focus the fund’s managers on well-established companies that are less likely to fail. Among those companies, the team seeks out special or unique situations in which the companies’ stocks are trading at steep discounts relative to their longer-term prospects.

Typically, Putnam New Value Fund holds 65 to 75 stocks, making the impact of each stock on the fund’s performance significant. The fund’s leaner, more aggressive portfolio and value investment strategy have made for a potent combination since the fund’s inception.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

Since its inception in
January 1995, Putnam New
Value Fund has sought to
achieve capital apprecia-
tion by investing in the
stocks of undervalued
companies poised for
positive change.

Growth of a $10,000 investment
since fund inception, 1/3/95, through 3/31/07

$41,814
12.40%
annualized return at NAV
$10,000
$40,000
$30,000
$20,000
$10,000
1995
Dow Jones breaks 5000
1997
Hong Kong returns to Chinese rule
1998
Russia fights to avert financial collapse
2000
U.S. Supreme Court settles the 2000 U.S. presidential election
2001
Terrorists attack New York and Washington, DC
2003
Iraq War begins
2005
Low interest rates spark record home buying

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	NAV
Life of fund (inception 1/3/95)	12.40%
10 years	9.41
5 years	8.99
3 years	11.26
1 year	12.58
6 months	9.13

Performance assumes reinvestment of distributions and does not account for taxes. Returns at net asset value (NAV) for class A shares do not reflect a sales charge. Returns for other classes of shares may vary. A 1% short-term trading fee may apply.

4

5

Putnam New Value Fund seeks long-term capital appreciation by investing in common stocks of midsize and large companies that Putnam Investments believes are undervalued or out of favor, but are likely to appreciate over time. The portfolio may be appropriate for investors who seek strong long-term reward potential and are willing to assume proportionate risk.

Highlights

• For the six months ended February 28, 2007, Putnam New Value Fund’s class A shares returned 10.12% without sales charges.

• During the same period, the fund’s benchmark, the Russell 3000 Value Index, returned 9.87% .

• The average return for the fund’s Lipper category, Multi-Cap Value Funds, was 10.00% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 2/28/07

Since the fund’s inception (1/3/95), average annual return is 12.39% at NAV and 11.89% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	8.90%	8.32%	134.65%	122.40%

5 years	9.95	8.77	60.71	52.23

3 years	10.70	8.74	35.67	28.57

1 year	12.81	6.90	12.81	6.90

6 months	—	—	10.12	4.32

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a maximum sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

6

Report from the fund managers

The period in review

We are pleased to report that your fund delivered solid returns for the first six months of its 2007 fiscal year, keeping close pace with its benchmark, the Russell 3000 Value Index, and the average of its Lipper peer group, Multi-Cap Value Funds, based on results at net asset value (NAV, or without sales charges). Within a positive market environment for stocks overall, our strong security selection in consumer staples, conglomerates, and energy contributed substantially to these results. At the same time, fund performance was held back by less successful stock selection in the financial, health care, and communications services sectors. The portfolio’s smaller-than-benchmark position in communications services also dampened performance, as did the fact that AT&T, a key component of the benchmark index that performed well during the period, was not represented in the fund’s portfolio.

Market overview

Several factors helped drive solid gains in global stock markets during the six months ended February 28, 2007, especially continued growth in corporate profits. The positive business fundamentals and earnings prospects of many value-oriented companies enabled them to participate in the market’s upward march. Steady global economic growth encouraged companies to invest in productivity improvements, hire more employees, and take advantage of their stronger balance sheets to pay down debt, repurchase shares, or engage in consolidation activity. Furthermore, increased merger-and-acquisition activity buoyed the stock prices of many companies when they — or in some cases, their competitors — were mentioned as possible candidates for acquisition or buyout.

Two other key factors in the period’s gains were the moderation of raw materials costs and the diminished prospect of further increases in short-term interest rates by the Federal Reserve (the Fed). Oil and natural gas prices came down from historical highs, and other non-fuel commodities declined in tandem. These were welcome developments to investors,

7

many of whom had feared earlier that higher raw materials costs would translate into broader-based inflation, which, in turn, might prompt additional rate increases by the Fed.

However, on the second-to-last day of the semiannual period, the market backdrop changed dramatically. Reacting to sell-offs in overseas markets, the S&P 500 Index lost about 3.5% of its value. It is possible that this decline signals an increase in market volatility, as the positive market cycle of the past few years appeared to be reaching maturity. After such an extended period of broad gains in the stock market, it is not unusual for volatility to pick up as companies find it harder to beat earnings expectations. This prompts investors to move quickly in and out of stocks and sectors in search of better performance, contributing to more rapid changes in stock prices.

Strategy overview

Our approach to picking stocks for your fund remained consistent: we continued to choose stocks that we felt were significantly undervalued. During much of the period, a by-product of this process — combining bottom-up, fundamental, and quantitative analysis — led us to establish a notable position in what we believed to be undervalued large- and mega-cap growth stocks. (The “mega-cap” category comprises the largest of the large-company stocks).

Our analysis has shown us that over the past several years, many large- and mega-cap companies with lower-than-expected growth rates have been neglected in the

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 2/28/07.

Equities

Russell 3000 Value Index (multi-cap value stocks)	9.87%

Russell 1000 Growth Index (large-company growth stocks)	9.54%

Russell Midcap Growth Index (midsize-company growth stocks)	13.12%

S&P 500 Index (broad stock market)	8.93%

Bonds

Lehman Aggregate Bond Index (broad bond market)	3.66%

Lehman Municipal Bond Index (tax-exempt bonds)	2.89%

Lehman Credit Index (corporate bonds)	4.52%

8

market’s predilection for small- and mid-cap stocks. As a result, we are currently perceiving better relative value among these stocks than in other areas of the market. It’s important to reiterate that this move didn’t arise from a decision to target stocks from a particular market capitalization. Rather, we believe that successful value investing arises from targeting the best, low-priced opportunities when they arise, and in this case, many large- and mega-cap blue-chip companies offered the best appreciation potential because they had become so undervalued in our view.

Toward the end of the period, though, the portfolio became a bit more balanced across market capitalizations, as we found new value opportunities across a wider spectrum of companies. At the same time, we maintained large positions in large- and mega-cap stocks, because they continued to be attractive. Overall, these holdings delivered mixed performance during the period, but we believe they have the potential to become more rewarding over the long term.

Your fund’s holdings

As noted earlier, our stock selection was particularly effective in the consumer staples, conglomerates, and energy sectors during the period. Conglomerate Tyco International, which is not a component of the fund’s benchmark index, was one of the top performers, as investors came to look more favorably on the firm’s plan to break up into three separate companies. A larger-than-benchmark position in

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

9

diversified chemicals manufacturer Rohm & Haas also proved fruitful, as declining oil prices reduced the company’s manufacturing costs. In a similar vein, falling oil prices led to lower costs for the resin Mattel uses to manufacture toys. This, along with stabilizing sales of Mattel’s Barbie dolls, helped the firm keep pace with its turnaround program, and the company’s improved prospects were reflected in a higher stock price.

Another top performer was funeral service firm Service Corporation International, which fortified its competitive position by acquiring its rival, Alderwoods Group. The fund’s long-term position in aerospace and defense manufacturer Lockheed Martin— another company that is not a component of the benchmark — also contributed to the fund’s return, as it benefited from sustained spending on defense by the U.S. government. We’ve started to reduce the fund’s position, as we believe Lockheed’s share price has become more fully valued. Idearc, the yellow pages business spun off by Verizon, also provided strong performance. As is often the case with spin-offs, Idearc entered the market at a depressed valuation, as investors were uncertain about the future prospects of the company. The valuation remained quite low for some time, encouraging us to increase our stake. The market recently has been more attracted to the

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each comprised, as of 2/28/07. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

Bank of America Corp. (4.0%)	Banking

Exxon Mobil Corp. (3.9%)	Oil and gas

Pfizer, Inc. (3.5%)	Pharmaceuticals

Citigroup, Inc. (3.4%)	Financial

Chubb Corp. (The) (2.9%)	Insurance

Tyco International, Ltd. (Bermuda) (2.9%)	Conglomerates

JPMorgan Chase & Co. (2.5%)	Financial

Altria Group, Inc. (2.4%)	Tobacco

Berkshire Hathaway, Inc. Class B (2.3%)	Insurance

IBM Corp. (2.2%)	Computers

10

company’s business fundamentals, leading to gains in its share price.

Each period brings with it some disappointments, and this six-month timeframe was no exception. One investment decision that hurt fund performance was our conclusion that AT&T might not be able to hold its own in the extremely competitive telecommunications industry. We consequently avoided AT&T stock, but when investors became enamored with the company’s ability to cut costs following its consolidations with SBC, Cingular, and BellSouth, they drove up the stock price and the fund did not participate in the resulting gains.

In addition, some of the undervalued large- and mega-cap growth stocks we recently added to the portfolio did not perform as well as we anticipated. These fund holdings included Southwest Airlines, pharmaceutical giant Pfizer, and property and casualty insurance firm Chubb. Although Southwest Airlines and Chubb executed their business plans well and posted solid financial results, both stocks underperformed in relative terms. For its part, Pfizer stock dropped precipitously at the beginning of December 2006 when the firm announced it had halted research on its new cholesterol-fighting drug, torce-trapib. This medication had been designed to succeed Pfizer’s Lipitor, the best-selling prescription drug in the world, when its patent expires in 2010. However, Pfizer stopped development of the new drug because of disappointing clinical trial results. We believe all three stocks still have the potential to appreciate and are maintaining the fund’s positions.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

11

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

Although the first half of your fund’s 2007 fiscal year was marked by steady gains, we believe the market’s drop at the end of the period hints at the possibility of increased volatility going forward. With the Fed currently on hold, there is more uncertainty about the direction of the economy, inflation, and the markets. In our opinion, this lack of clarity could breed more instability, particularly as firms try to achieve the kind of earnings progress necessary to sustain or improve their valuations, which, in many cases, already reflect optimistic outlooks.

That’s not to say we’re pessimistic about what the market has to offer in the months ahead. On the contrary, we believe that the abrupt changes in valuations that occur in more volatile markets may well reveal more long-term value opportunities. We believe we are prepared to take advantage of short-term price dislocations as they occur. Going forward, we advise shareholders that the fund’s performance may become more uneven over the near term. However, it is important to remember that market shifts may hold the potential for rewarding results over the long term.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. This fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

12

Your fund’s performance

This section shows your fund’s performance for periods ended February 28, 2007, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 2/28/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	12.39%	11.89%	11.54%	11.54%	11.53%	11.53%	11.83%	11.52%	12.11%	12.53%

10 years	134.65	122.40	117.30	117.30	117.49	117.49	123.16	115.91	128.85	138.14
Annual average	8.90	8.32	8.07	8.07	8.08	8.08	8.36	8.00	8.63	9.06

5 years	60.71	52.23	54.68	52.68	54.68	54.68	56.79	51.67	58.73	62.74
Annual average	9.95	8.77	9.12	8.83	9.12	9.12	9.41	8.69	9.68	10.23

3 years	35.67	28.57	32.65	29.65	32.64	32.64	33.62	29.25	34.57	36.69
Annual average	10.70	8.74	9.88	9.04	9.87	9.87	10.14	8.93	10.40	10.98

1 year	12.81	6.90	11.99	6.99	11.94	10.94	12.29	8.63	12.53	13.12

6 months	10.12	4.32	9.69	4.69	9.69	8.69	9.84	6.28	9.95	10.25

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a maximum sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

13

Comparative index returns

For periods ended 2/28/07

		Lipper Multi-Cap
	Russell 3000	Value Funds
	Value Index	category average*

Annual average
(life of fund)	13.70%	11.80%

10 years	169.97	141.87
Annual average	10.44	9.09

5 years	70.34	56.90
Annual average	11.24	9.37

3 years	46.55	37.47
Annual average	13.59	11.15

1 year	16.40	13.52

6 months	9.87	10.00

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 2/28/07, there were 468, 438, 345, 255, and 90 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 2/28/07

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.190		$0.020	$0.054	$0.091		$0.173	$0.237

Capital gains

Long-term	1.012		1.012	1.012	1.012		1.012	1.012

Short-term	0.372		0.372	0.372	0.372		0.372	0.372

Total	$1.574		$1.404	$1.438	$1.475		$1.557	$1.621

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
8/31/06	$18.88	$19.93	$18.54	$18.47	$18.79	$19.42	$18.73	$18.92

2/28/07	19.20	20.26	18.92	18.81	19.15	19.79	19.02	19.22

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

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Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/07

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(2/26/96)		(7/26/99)		(2/26/96)		(12/1/03)	(7/3/01)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV
Annual average
(life of fund)	12.40%	11.90%	11.55%	11.55%	11.54%	11.54%	11.84%	11.53%	12.12%	12.54%

10 years	145.75	132.83	127.72	127.72	127.75	127.75	133.82	126.29	139.74	149.53
Annual average	9.41	8.82	8.58	8.58	8.58	8.58	8.86	8.51	9.14	9.58

5 years	53.76	45.68	48.16	46.16	48.15	48.15	50.10	45.26	51.92	55.78
Annual average	8.99	7.82	8.18	7.89	8.18	8.18	8.46	7.75	8.72	9.27

3 years	37.73	30.50	34.71	31.71	34.71	34.71	35.67	31.29	36.72	38.83
Annual average	11.26	9.28	10.44	9.62	10.44	10.44	10.70	9.50	10.99	11.56

1 year	12.58	6.64	11.81	6.81	11.76	10.76	12.06	8.39	12.30	12.95

6 months	9.13	3.39	8.74	3.74	8.74	7.74	8.84	5.33	9.01	9.32

Fund’s annual operating expenses

For the fiscal year ended 8/31/06

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund
operating expenses	1.14%	1.89%	1.89%	1.64%	1.39%	0.89%

Expense information in this table may differ from that shown in the next section and in the financial highlights of this report.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam New Value Fund from September 1, 2006, to February 28, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.84	$ 9.72	$ 9.72	$ 8.43	$ 7.13	$ 4.54

Ending value (after expenses)	$1,101.20	$1,096.90	$1,096.90	$1,098.40	$1,099.50	$1,102.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2007, use the calculation method below. To find the value of your investment on September 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 09/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 5.61	$ 9.35	$ 9.35	$ 8.10	$ 6.85	$ 4.36

Ending value (after expenses)	$1,019.24	$1,015.52	$1,015.52	$1,016.76	$1,018.00	$1,020.48

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/07. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.12%	1.87%	1.87%	1.62%	1.37%	0.87%

Average annualized expense
ratio for Lipper peer group*	1.33%	2.08%	2.08%	1.83%	1.58%	1.08%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2003

Putnam New Value Fund	56%	52%	54%	57%	68%

Lipper Multi-Cap Value Funds
category average	70%	60%	59%	66%	64%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on August 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

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Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of March 31, 2007. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader and Michael Abata is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

Trustee and Putnam employee fund ownership

As of February 28, 2007, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 775,000	$101,000,000

Putnam employees	$15,770,00	$459,000,000

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Fund manager compensation

The total 2006 fund manager compensation that is attributable to your fund is approximately $760,000. This amount includes a portion of 2006 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2006 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2006, the calculation reflects annualized 2006 compensation or an estimate of 2007 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader
and Portfolio Member

David King is also a Portfolio Leader of Putnam Convertible Income-Growth Trust and Putnam High Income Securities Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

Michael Abata is also a Portfolio Leader of Putnam Classic Equity Fund.

David King and Michael Abata may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended February 28, 2007.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of February 28, 2007, and February 28, 2006.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2007							•

Chief Technology Officer	2006							•

Joshua Brooks	2007							•

Deputy Head of Investments	2006							•

William Connolly	2007							•

Head of Retail Management	2006							•

Kevin Cronin	2007							•

Head of Investments	2006							•

Charles Haldeman, Jr.	2007							•

President and CEO	2006							•

Amrit Kanwal	2007						•

Chief Financial Officer	2006					•

Steven Krichmar	2007							•

Chief of Operations	2006						•

Francis McNamara, III	2007							•

General Counsel	2006							•

Jeffrey Peters	2007							•

Head of International Business	N/A

Richard Robie, III	2007						•

Chief Administrative Officer	2006						•

Edward Shadek	2007							•

Deputy Head of Investments	2006							•

Sandra Whiston	2007							•

Head of Institutional Management	2006						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 2/28/06.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

Russell 3000 Value Index is an unmanaged index of those companies in the Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 24th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

26

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

27

and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

71st	36th	41st

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 477, 370, and 248 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Value Funds category for the one-, five- and ten-year periods ended March 31, 2007, were 61%, 41%, and 59%, respectively. Over the one-, five- and ten-year periods ended March 31, 2007, the fund ranked 258th out of 425, 102nd out of 249, and 52nd out of 88 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

28

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Approval of new management contracts in connection with pending change in control

As discussed in the “Message from the Trustees” at the beginning of this shareholder report, on February 1, 2007, Marsh & McLennan Companies, Inc. announced that it had signed a definitive agreement to sell its ownership interest in Putnam Investments Trust, the parent company of Putnam Management and its affiliates, to Great-West Lifeco Inc., a member of the Power Financial Corporation group of companies. This transaction is subject to regulatory approvals and other conditions, including the approval of new management contracts by shareholders of a substantial number of Putnam funds at shareholder meetings scheduled for May 15, 2007. Proxy solicitation materials related to these meetings, which provide detailed information regarding the transaction, were recently mailed. The transaction is currently expected to be completed by the middle of 2007.

At an in-person meeting on February 8-9, 2007, the Trustees considered the approval of new management contracts for each Putnam fund proposed to become effective upon the closing of the transaction, and the filing of a preliminary proxy statement. At an in-person meeting on March 8-9, 2007, the Trustees considered the approval of the final forms of the proposed new management contracts for each Putnam fund and the proxy statement. They reviewed the terms of the proposed new management contracts and the differences between the proposed new management contracts and the current management contracts. They noted that the terms of the proposed new management contracts were substantially identical to the current management contracts, except for certain changes developed at the initiative of the Trustees and designed largely to address inconsistencies among various of the existing contracts, which had been developed and implemented at different times in the past. In considering the approval of the proposed new management contracts, the Trustees also considered, as discussed further in the proxy statement, various matters relating to the transaction. Finally, in considering the proposed new management contracts, the Trustees also took into account their deliberations and conclusions (discussed above in the preceding paragraphs of the “Trustee Approval of Management Contract” section) in connection with the most recent annual approval of the continuance of the Putnam funds’ management contracts effective July 1, 2006, and the extensive materials that they had reviewed in connection with that approval process. Based upon the foregoing considerations, on March 9, 2007, the Trustees, including all of the Independent Trustees, unanimously approved the proposed new management contracts and determined to recommend their approval to the shareholders of the Putnam funds.

30

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

31

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

32

The fund’s portfolio 2/28/07 (Unaudited)

COMMON STOCKS (99.8%)*

	Shares	Value

Aerospace and Defense (2.0%)
Boeing Co. (The)	231,600	$20,211,732
Lockheed Martin Corp.	205,200	19,961,856
		40,173,588

Airlines (1.3%)
Southwest Airlines Co.	1,707,197	25,829,891

Banking (6.2%)
Bank of America Corp.	1,597,700	81,274,999
Commerce Bancorp, Inc.	436,200	14,577,804
PNC Financial Services Group	426,900	31,296,039
		127,148,842

Beverage (1.4%)
Molson Coors Brewing Co. Class B	213,900	18,061,716
Pepsi Bottling Group, Inc. (The)	329,400	10,211,400
		28,273,116

Building Materials (0.7%)
Masco Corp. (S)	479,400	14,310,090

Chemicals (4.0%)
E.I. du Pont de Nemours & Co.	537,100	27,257,825
Huntsman Corp.	560,900	11,470,405
Rohm & Haas Co.	807,545	42,686,829
		81,415,059

Computers (4.2%)
Dell, Inc. †	461,100	10,536,135
Hewlett-Packard Co.	745,400	29,353,852
IBM Corp.	482,900	44,914,529
		84,804,516

Conglomerates (6.0%)
Honeywell International, Inc. (S)	467,800	21,724,632
Textron, Inc.	449,369	41,472,265
Tyco International, Ltd. (Bermuda)	1,933,300	59,603,639
		122,800,536

Consumer Finance (4.2%)
Capital One Financial Corp.	545,800	42,070,264
Countrywide Financial Corp. (S)	1,119,100	42,839,148
		84,909,412

Consumer Services (0.9%)
Service Corporation International	1,545,300	18,126,369

33

COMMON STOCKS (99.8%)* continued

	Shares	Value

Containers (0.6%)
Crown Holdings, Inc. †	575,500	$13,144,420

Electric Utilities (4.8%)
Dominion Resources, Inc.	120,900	10,340,577
Edison International	718,800	33,726,096
PG&E Corp.	673,700	31,273,154
Sierra Pacific Resources † (S)	1,240,500	21,535,080
		96,874,907

Electronics (1.6%)
Intel Corp.	1,649,700	32,746,545

Financial (8.0%)
Citigroup, Inc.	1,380,300	69,567,120
JPMorgan Chase & Co.	1,019,200	50,348,480
MGIC Investment Corp.	701,700	42,347,595
		162,263,195

Health Care Services (2.7%)
Cardinal Health, Inc.	294,000	20,606,460
CIGNA Corp.	82,800	11,799,000
McKesson Corp.	395,400	22,047,504
		54,452,964

Homebuilding (1.0%)
Lennar Corp.	406,400	20,011,136

Household Furniture and Appliances (0.7%)
Whirlpool Corp.	171,800	15,154,478

Insurance (8.7%)
ACE, Ltd. (Bermuda) (S)	517,300	29,051,568
Berkshire Hathaway, Inc. Class B †	13,507	47,585,161
Chubb Corp. (The)	1,167,692	59,610,675
Genworth Financial, Inc. Class A	1,160,500	41,046,885
		177,294,289

Investment Banking/Brokerage (2.0%)
Bear Stearns Cos., Inc. (The)	270,500	41,180,920

Lodging/Tourism (1.0%)
Carnival Corp.	437,300	20,299,466

Machinery (1.1%)
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	510,100	22,092,431

Medical Technology (1.0%)
Boston Scientific Corp. †	1,237,600	20,185,256

34

COMMON STOCKS (99.8%)* continued

	Shares	Value

Metals (2.0%)
Freeport-McMoRan Copper & Gold, Inc. Class B	334,200	$19,186,422
Phelps Dodge Corp.	171,000	21,359,610
		40,546,032

Natural Gas Utilities (0.5%)
Southern Union Co.	371,382	10,881,493

Oil & Gas (11.0%)
BP PLC ADR (United Kingdom)	333,000	20,526,120
Devon Energy Corp.	405,300	26,632,263
Exxon Mobil Corp.	1,121,000	80,353,280
Hess Corp.	418,100	22,180,205
Marathon Oil Corp.	370,100	33,582,874
Newfield Exploration Co. †	375,941	16,248,170
Valero Energy Corp.	422,400	24,351,360
		223,874,272

Pharmaceuticals (4.0%)
Pfizer, Inc.	2,857,700	71,328,192
Watson Pharmaceuticals, Inc. † (S)	380,200	10,022,072
		81,350,264

Photography/Imaging (0.5%)
Xerox Corp. †	630,100	10,881,827

Publishing (2.1%)
Idearc, Inc.	655,965	22,302,810
R. R. Donnelley & Sons Co. (S)	581,900	21,053,142
		43,355,952

Railroads (0.9%)
Norfolk Southern Corp.	383,100	18,158,940

Regional Bells (1.8%)
Verizon Communications, Inc.	966,600	36,179,838

Restaurants (0.7%)
McDonald’s Corp.	344,700	15,070,284

Retail (4.8%)
Big Lots, Inc. † (S)	814,008	20,374,620
Home Depot, Inc. (The)	1,036,800	41,057,280
OfficeMax, Inc.	383,900	19,924,410
Supervalu, Inc. (S)	461,310	17,050,018
		98,406,328

Schools (0.6%)
Career Education Corp. †	409,200	12,104,136

Software (0.5%)
Oracle Corp. †	633,200	10,403,476

35

COMMON STOCKS (99.8%)* continued

	Shares	Value

Telecommunications (1.8%)
Embarq Corp.	211,400	$11,700,990
Sprint Nextel Corp.	1,257,200	24,238,816
		35,939,806

Tobacco (2.4%)
Altria Group, Inc.	590,900	49,801,052

Toys (1.1%)
Mattel, Inc.	881,000	22,914,810

Waste Management (1.0%)
Waste Management, Inc.	596,900	20,324,445

Total common stocks (cost $1,633,864,450)		$2,033,684,381

SHORT-TERM INVESTMENTS (2.6%)*

	Principal amount/shares	Value
Short-term investments held as collateral for loaned
securities with yields ranging from 5.29% to 5.46%
and due dates ranging from March 1, 2007 to
April 29, 2007 (d)	$47,325,465	$47,237,149
Putnam Prime Money Market Fund (e)	6,012,237	6,012,237

Total short-term investments (cost $53,249,386)		$53,249,386

TOTAL INVESTMENTS
Total investments (cost $1,687,113,836)		$2,086,933,767

* Percentages indicated are based on net assets of $2,036,852,081.

† Non-income-producing security.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(S) Securities on loan, in part or in entirety, at February 28, 2007.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

The accompanying notes are an integral part of these financial statements.

36

Statement of assets and liabilities 2/28/07 (Unaudited)

ASSETS

Investment in securities, at value, including $45,884,454 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,681,101,599)	$2,080,921,530
Affiliated issuers (identified cost $6,012,237) (Note 5)	6,012,237

Dividends, interest and other receivables	4,962,493

Receivable for shares of the fund sold	1,759,634

Receivable for securities sold	5,339,771

Total assets	2,098,995,665

LIABILITIES

Payable for securities purchased	6,377,115

Payable for shares of the fund repurchased	3,690,320

Payable for compensation of Manager (Notes 2 and 5)	2,998,173

Payable for investor servicing and custodian fees (Note 2)	462,941

Payable for Trustee compensation and expenses (Note 2)	158,365

Payable for administrative services (Note 2)	3,327

Payable for distribution fees (Note 2)	975,166

Collateral on securities loaned, at value (Note 1)	47,237,149

Other accrued expenses	241,028

Total liabilities	62,143,584

Net assets	$2,036,852,081

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,572,771,177

Undistributed net investment income (Note 1)	3,628,653

Accumulated net realized gain on investments (Note 1)	60,632,320

Net unrealized appreciation of investments	399,819,931

Total — Representing net assets applicable to capital shares outstanding	$2,036,852,081

(Continued on next page)

37

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,405,901,695 divided by 73,232,226 shares)	$19.20

Offering price per class A share
(100/94.75 of $19.20)*	$20.26

Net asset value and offering price per class B share
($395,144,311 divided by 20,886,796 shares)**	$18.92

Net asset value and offering price per class C share
($70,036,937 divided by 3,722,440 shares)**	$18.81

Net asset value and redemption price per class M share
($33,688,526 divided by 1,759,312 shares)	$19.15

Offering price per class M share
(100/96.75 of $19.15)*	$19.79

Net asset value, offering price and redemption price per class R share
($2,543,771 divided by 133,712 shares)	$19.02

Net asset value, offering price and redemption price per class Y share
($129,536,841 divided by 6,740,309 shares)	$19.22

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

38

Statement of operations Six months ended 2/28/07 (Unaudited)

INVESTMENT INCOME

Dividends	$ 21,496,011

Interest (including interest income of $269,556
from investments in affiliated issuers) (Note 5)	308,014

Securities lending	27,207

Total investment income	21,831,232

EXPENSES

Compensation of Manager (Note 2)	5,934,065

Investor servicing fees (Note 2)	2,595,666

Custodian fees (Note 2)	75,616

Trustee compensation and expenses (Note 2)	30,934

Administrative services (Note 2)	27,197

Distribution fees — Class A (Note 2)	1,721,729

Distribution fees — Class B (Note 2)	2,098,212

Distribution fees — Class C (Note 2)	346,848

Distribution fees — Class M (Note 2)	125,709

Distribution fees — Class R (Note 2)	5,211

Other	201,755

Fees waived and reimbursed by Manager (Note 5)	(4,691)

Total expenses	13,158,251

Expense reduction (Note 2)	(150,869)

Net expenses	13,007,382

Net investment income	8,823,850

Net realized gain on investments (Notes 1 and 3)	109,098,507

Net unrealized appreciation of investments during the period	74,632,908

Net gain on investments	183,731,415

Net increase in net assets resulting from operations	$192,555,265

The accompanying notes are an integral part of these financial statements.

39

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	2/28/07*	8/31/06

Operations:
Net investment income	$8,823,850	$16,888,194

Net realized gain on investments	109,098,507	130,458,085

Net unrealized appreciation of investments	74,632,908	1,668,368

Net increase in net assets resulting from operations	192,555,265	149,014,647

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(12,985,658)	(12,627,408)

Class B	(424,096)	(1,189,532)

Class C	(191,579)	(264,019)

Class M	(152,553)	(163,384)

Class R	(18,817)	(9,734)

Class Y	(1,443,687)	(1,677,607)

Net realized short-term gain on investments

Class A	(25,424,551)	(5,862,725)

Class B	(7,888,193)	(2,517,382)

Class C	(1,319,767)	(292,997)

Class M	(623,623)	(161,609)

Class R	(40,461)	(4,687)

Class Y	(2,266,041)	(644,144)

From net realized long-term gain on investments

Class A	(69,165,715)	(46,772,951)

Class B	(21,459,277)	(20,083,731)

Class C	(3,590,335)	(2,337,534)

Class M	(1,696,524)	(1,289,317)

Class R	(110,071)	(37,389)

Class Y	(6,164,605)	(5,138,998)

Redemption fees (Note 1)	1,295	4,785

Increase (decrease) from capital share transactions (Note 4)	49,067,001	(15,124,740)

Total increase in net assets	86,658,008	32,819,544

NET ASSETS

Beginning of period	1,950,194,073	1,917,374,529

End of period (including undistributed net investment
income of $3,628,653 and $10,021,193, respectively)	$2,036,852,081	$1,950,194,073

* Unaudited

The accompanying notes are an integral part of these financial statements.

40

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41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
February 28, 2007**	$18.88	.10(d)	1.79	1.89	(.19)	(1.38)	(1.57)	—(e)	$19.20	10.12*	$1,405,902	.56*(d)	.52*(d)	29.33*
August 31, 2006	18.43	.20(d,g)	1.27	1.47	(.20)	(.82)	(1.02)	—(e)	18.88	8.20	1,309,486	1.13(d,g)	1.07(d,g)	56.00
August 31, 2005	16.21	.17(d,f)	2.18	2.35	(.13)	—	(.13)	—(e)	18.43	14.56(f)	1,165,377	1.13(d)	.94(d,f)	51.72
August 31, 2004	13.88	.11(d)	2.36	2.47	(.14)	—	(.14)	—(e)	16.21	17.92	731,954	1.19(d)	.75(d)	54.46
August 31, 2003	12.22	.13	1.61	1.74	(.08)	—	(.08)	—	13.88	14.30	688,610	1.18	1.05	57.16
August 31, 2002	14.58	.12	(2.02)	(1.90)	(.10)	(.36)	(.46)	—	12.22	(13.45)	633,088	1.09	.86	68.12

CLASS B
February 28, 2007**	$18.54	.03(d)	1.75	1.78	(.02)	(1.38)	(1.40)	—(e)	$18.92	9.69*	$395,144	.93*(d)	.14*(d)	29.33*
August 31, 2006	18.10	.06(d,g)	1.24	1.30	(.04)	(.82)	(.86)	—(e)	18.54	7.38	426,865	1.88(d,g)	.31(d,g)	56.00
August 31, 2005	15.93	.03(d,f)	2.16	2.19	(.02)	—	(.02)	—(e)	18.10	13.75(f)	530,586	1.88(d)	.19(d,f)	51.72
August 31, 2004	13.66	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.93	16.97	490,299	1.94(d)	(.01)(d)	54.46
August 31, 2003	12.03	.04	1.59	1.63	—	—	—	—	13.66	13.55	424,745	1.93	.32	57.16
August 31, 2002	14.39	.02	(2.01)	(1.99)	(.01)	(.36)	(.37)	—	12.03	(14.15)	457,303	1.84	.12	68.12

CLASS C
February 28, 2007**	$18.47	.03(d)	1.74	1.77	(.05)	(1.38)	(1.43)	—(e)	$18.81	9.69*	$70,037	.93*(d)	.15*(d)	29.33*
August 31, 2006	18.08	.06(d,g)	1.23	1.29	(.08)	(.82)	(.90)	—(e)	18.47	7.34	65,906	1.88(d,g)	.32(d,g)	56.00
August 31, 2005	15.91	.03(d,f)	2.16	2.19	(.02)	—	(.02)	—(e)	18.08	13.79(f)	55,887	1.88(d)	.19(d,f )	51.72
August 31, 2004	13.64	—(d,e)	2.31	2.31	(.04)	—	(.04)	—(e)	15.91	16.98	34,594	1.94(d)	—(d,h)	54.46
August 31, 2003	12.02	.04	1.58	1.62	—	—	—	—	13.64	13.48	31,770	1.93	.31	57.16
August 31, 2002	14.39	.02	(2.00)	(1.98)	(.03)	(.36)	(.39)	—	12.02	(14.11)	32,446	1.84	.11	68.12

CLASS M
February 28, 2007**	$18.79	.05(d)	1.78	1.83	(.09)	(1.38)	(1.47)	—(e)	$19.15	9.84*	$33,689	.81*(d)	.27*(d)	29.33*
August 31, 2006	18.34	.10(d,g)	1.26	1.36	(.09)	(.82)	(.91)	—(e)	18.79	7.63	32,174	1.63(d,g)	.57(d,g)	56.00
August 31, 2005	16.13	.08(d,f)	2.18	2.26	(.05)	—	(.05)	—(e)	18.34	14.01(f)	35,182	1.63(d)	.44(d,f)	51.72
August 31, 2004	13.81	.04(d)	2.35	2.39	(.07)	—	(.07)	—(e)	16.13	17.33	29,774	1.69(d)	.25(d)	54.46
August 31, 2003	12.14	.07	1.60	1.67	—	—	—	—	13.81	13.76	32,334	1.68	.56	57.16
August 31, 2002	14.48	.05	(2.00)	(1.95)	(.03)	(.36)	(.39)	—	12.14	(13.81)	35,610	1.59	.37	68.12

CLASS R
February 28, 2007**	$18.73	.08(d)	1.76	1.84	(.17)	(1.38)	(1.55)	—(e)	$19.02	9.95*	$2,544	.68*(d)	.42*(d)	29.33*
August 31, 2006	18.33	.16(d,g)	1.25	1.41	(.19)	(.82)	(1.01)	—(e)	18.73	7.92	1,574	1.38(d,g)	.86(d,g)	56.00
August 31, 2005	16.18	1.12(d,f)	2.19	2.31	(.16)	—	(.16)	—(e)	18.33	14.33(f)	711	1.38(d)	.65(d,f)	51.72
August 31, 2004†	14.82	.06(d)	1.44	1.50	(.14)	—	(.14)	—(e)	16.18	10.24*	3	1.08*(d)	.37*(d)	54.46

CLASS Y
February 28, 2007**	$18.92	.13(d)	1.79	1.92	(.24)	(1.38)	(1.62)	—(e)	$19.22	10.25*	$129,537	.43*(d)	.65*(d)	29.33*
August 31, 2006	18.46	.25(d,g)	1.27	1.52	(.24)	(.82)	(1.06)	—(e)	18.92	8.48	114,189	.88(d,g)	1.33(d,g)	56.00
August 31, 2005	16.23	.21(d,f)	2.19	2.40	(.17)	—	(.17)	—(e)	18.46	14.85(f)	129,631	.88(d)	1.19(d,f)	51.72
August 31, 2004	13.90	.16(d)	2.35	2.51	(.18)	—	(.18)	—(e)	16.23	18.19	97,378	.94(d)	.99(d)	54.46
August 31, 2003	12.23	.15	1.63	1.78	(.11)	—	(.11)	—	13.90	14.67	72,965.93		1.27	57.16
August 31, 2002	14.59	.15	(2.02)	(1.87)	(.13)	(.36)	(.49)	—	12.23	(13.25)	51,298.84		1.08	68.12

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period 12/1/03 (commencement of operations) to 8/31/04.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts (Note 5):

Percentage
of average
net assets

February 28, 2007	<0.01%

August 31, 2006	<0.01

August 31, 2005	<0.01

August 31, 2004	<0.01

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.01	0.03%

Class B	0.01	0.03

Class C	0.01	0.03

Class M	0.01	0.03

Class R	0.01	0.05

Class Y	0.01	0.03

(g) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended August 31, 2006 (Note 6).

(h) Amount represents less than 0.01% .

The accompanying notes are an integral part of these financial statements.

44

Notes to financial statements 2/28/07 (Unaudited)

Note 1: Significant accounting policies

Putnam New Value Fund (the “fund”) is a series of Putnam Investment Funds (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term capital appreciation by investing primarily in common stocks of U.S. companies which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes are currently undervalued by the market.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported— as in the case of

45

some securities traded over-the-counter— a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At February 28, 2007, the value of securities loaned amounted to $45,884,454. The fund received cash collateral of $47,237,149 which is pooled with collateral of other Putnam funds into 28 issues of high grade short-term investments.

46

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $1,698,660,209, resulting in gross unrealized appreciation and depreciation of $411,176,010 and $22,902,452, respectively, or net unrealized appreciation of $388,273,558.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through August 31, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended February 28, 2007, Putnam Management did not waive any of its management fee from the fund.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC and by State Street Bank and Trust Company. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder

47

accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended February 28, 2007, the fund incurred $2,663,831 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into arrangements with PFTC and State Street Bank and Trust Company whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended February 28, 2007, the fund’s expenses were reduced by $150,869 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $636, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended February 28, 2007, Putnam Retail Management, acting as underwriter, received net commissions of $55,799 and $475 from the sale of class A and class M shares, respectively, and received $139,712 and $3,080 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended February 28, 2007, Putnam Retail Management, acting as underwriter, received $658 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended February 28, 2007, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $593,286,987 and

48

$683,078,182, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At February 28, 2007, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 2/28/07:
Shares sold	6,728,734	$ 131,406,384

Shares issued
in connection
with reinvestment
of distributions	5,385,835	102,277,011

	12,114,569	233,683,395

Shares
repurchased	(8,245,890)	(160,832,677)

Net increase	3,868,679	$ 72,850,718

Year ended 8/31/06:
Shares sold	19,532,435	$ 359,920,724

Shares issued
in connection
with reinvestment
of distributions	3,437,437	61,977,000

	22,969,872	421,897,724

Shares
repurchased	(16,823,344)	(310,332,764)

Net increase	6,146,528	$ 111,564,960

CLASS B	Shares	Amount

Six months ended 2/28/07:
Shares sold	949,666	$ 18,246,439

Shares issued
in connection
with reinvestment
of distributions	1,473,886	27,635,372

	2,423,552	45,881,811

Shares
repurchased	(4,566,756)	(87,833,118)

Net decrease	(2,143,204)	$ (41,951,307)

Year ended 8/31/06:
Shares sold	3,806,966	$ 69,024,067

Shares issued
in connection
with reinvestment
of distributions	1,229,123	21,878,392

	5,036,089	90,902,459

Shares
repurchased	(11,324,664)	(205,351,238)

Net decrease	(6,288,575)	$(114,448,779)

CLASS C	Shares	Amount

Six months ended 2/28/07:
Shares sold	338,021	$ 6,470,691

Shares issued
in connection
with reinvestment
of distributions	223,535	4,168,931

	561,556	10,639,622

Shares
repurchased	(407,038)	(7,777,628)

Net increase	154,518	$ 2,861,994

Year ended 8/31/06:
Shares sold	1,130,973	$ 20,419,770

Shares issued
in connection
with reinvestment
of distributions	137,847	2,445,388

	1,268,820	22,865,158

Shares
repurchased	(792,483)	(14,350,473)

Net increase	476,337	$ 8,514,685

49

CLASS M	Shares	Amount

Six months ended 2/28/07:
Shares sold	82,168	$ 1,601,182

Shares issued
in connection
with reinvestment
of distributions	127,601	2,420,600

	209,769	4,021,782

Shares
repurchased	(162,988)	(3,166,201)

Net increase	46,781	$ 855,581

Year ended 8/31/06:
Shares sold	208,204	$ 3,831,518

Shares issued
in connection
with reinvestment
of distributions	86,926	1,565,531

	295,130	5,397,049

Shares
repurchased	(501,226)	(9,174,726)

Net decrease	(206,096)	$(3,777,677)

CLASS R	Shares	Amount
Six months ended 2/28/07:
Shares sold	50,479	$ 988,618

Shares issued
in connection
with reinvestment
of distributions	8,993	169,349

	59,472	1,157,967

Shares
repurchased	(9,821)	(191,867)

Net increase	49,651	$ 966,100

Year ended 8/31/06:
Shares sold	80,257	$1,471,214

Shares issued
in connection
with reinvestment
of distributions	2,891	51,810

	83,148	1,523,024

Shares
repurchased	(37,894)	(697,543)

Net increase	45,254	$ 825,481

CLASS Y	Shares	Amount

Six months ended 2/28/07:
Shares sold	692,346	$ 13,564,113

Shares issued
in connection
with reinvestment
of distributions	519,704	9,874,333

	1,212,050	23,438,446

Shares
repurchased	(508,044)	(9,954,531)

Net increase	704,006	$ 13,483,915

Year ended 8/31/06:
Shares sold	1,301,941	$ 24,027,374

Shares issued
in connection
with reinvestment
of distributions	336,491	6,066,933

	1,638,432	30,094,307

Shares
repurchased	(2,622,619)	(47,897,717)

Net decrease	(984,187)	$(17,803,410)

Note 5: Investment in Putnam Prime
Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended February 28, 2007, management fees paid were reduced by $4,691 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $269,556 for the period ended February 28, 2007. During the period ended February 28, 2007, cost of purchases and proceeds of sales of investments in

50

Putnam Prime Money Market Fund aggregated $160,674,815 and $163,318,451, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $242,856 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

51

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended February 28, 2007. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Merrill Lynch, UBS Warburg, and Deutsche Bank Securities. Commissions paid to these firms together represented approximately 47% of the total brokerage commissions paid for the year ended February 28, 2007.

Commissions paid to the next 10 firms together represented approximately 35% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, JP Morgan Clearing, Lazard Freres & Co., Lehman Brothers, Morgan Stanley Dean Witter, RBC Capital Markets, Sanford Bernstein, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

52

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Chief Compliance Officer
Marketing Services	Principal Executive Officer,
Putnam Retail Management	Associate Treasurer and	Mark C. Trenchard
One Post Office Square	Compliance Liaison	Vice President and
Boston, MA 02109		BSA Compliance Officer
Jonathan S. Horwitz
Custodians	Senior Vice President	Judith Cohen
Putnam Fiduciary Trust	and Treasurer	Vice President, Clerk and
Company, State Street Bank		Assistant Treasurer
and Trust Company	Steven D. Krichmar
	Vice President and	Wanda M. McManus
Legal Counsel	Principal Financial Officer	Vice President, Senior Associate
Ropes & Gray LLP		Treasurer and Assistant Clerk
Janet C. Smith
Trustees	Vice President, Principal	Nancy E. Florek
John A. Hill, Chairman	Accounting Officer and	Vice President, Assistant Clerk,
Jameson Adkins Baxter,	Assistant Treasurer	Assistant Treasurer and
Vice Chairman		Proxy Manager
Charles B. Curtis	Susan G. Malloy
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam New Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA025 392602 4/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management
Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Effective January 1, 2007, the fund retained State Street Bank and Trust Company ("State Street") as its custodian. Putnam Fiduciary Trust Company, the fund's previous custodian, is managing the transfer of the fund's assets to State Street. This transfer is expected to be completed for all Putnam funds during the first half of 2007, with PFTC remaining as custodian with respect to fund assets until the assets are transferred. Also effective January 1, 2007, the fund's investment manager, Putnam

Investment Management, LLC entered into a Master Sub-Accounting Services Agreement with State Street, under which the investment manager has delegated to State Street responsibility for providing certain administrative, pricing, and bookkeeping services for the fund.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: April 27, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: April 27, 2007